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MEGAWEST ENERGY CORP.

RESERVES AND RESOURCES
ASSESSMENT OF
U.S. OIL PROPERTIES

Effective December 31, 2007

1078581

GLJ Petroleum Consultants

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RESERVES AND RESOURCES ASSESSMENT OF U.S. OIL PROPERTIES

December 28, 2007 12:24:38

GLJ Petroleum Consultants

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Principal Officers: Harry Jung, P. Eng. President, C.E.O. Dana B. Laustsen, P. Eng. Executive V.P., C.O.O.
Keith M. Braaten, P. Eng.
Executive V.P.

December 20, 2007	Officers / Vice Presidents:

Terry L. Aarsby, P. Eng.
Project 1078581	Jodi L. Anhorn, P. Eng.
Neil I. Dell, P. Eng.
David G. Harris, P. Geol.
Myron J. Hladyshevsky, P. Eng.
Bryan M. Joa, P. Eng.
John H. Stilling, P. Eng.
Douglas R. Sutton, P. Eng.
James H. Willmon, P. Eng.

Mr. Mohamed Beshry
MegaWest Energy Corp.
800, 926 – 5 Avenue S.W.
Calgary, Alberta T2P 0N7

Dear Sir:

Re:	MegaWest Energy Corp.
Reserves and Resources Study
Effective December 31, 2007

GLJ Petroleum Consultants (GLJ) has completed an independent reserves and resources assessment of certain U.S. oil properties of MegaWest Energy Corp. (the “Company”). The effective date of this evaluation is December 31, 2007.

The evaluation was conducted in accordance with standard industry practice and reserves definitions, procedures and guidance contained in the Canadian Oil and Gas Evaluation Handbook (COGE Handbook). The potential value associated with lands to which reserves and resources have been attributed has not been addressed in this report.

In the course of the evaluation, the Company provided GLJ personnel with basic information which included land data, well information, geological information, reservoir studies, estimates of on-stream dates, contract information, current hydrocarbon product prices, operating cost data, capital budget forecasts, financial data and future operating plans. Other engineering, geological or economic data required to conduct the evaluation and upon which this report is based, were obtained from public records, other operators and from GLJ nonconfidential files. Estimates of reserves and projections of production were generally prepared using well information and production data available from public sources to approximately December 1, 2007. The Company provided land, accounting data and other technical information not available in the public domain to approximately December 1, 2007. In certain instances, the Company also provided recent engineering, geological and other information up to December 1, 2007. The Company has confirmed that, to the best of its knowledge, all information provided to GLJ is correct and complete as of the effective date.

It is trusted that this evaluation meets your current requirements. Should you have any questions regarding this analysis, please contact the undersigned.

Yours very truly,

GLJ PETROLEUM CONSULTANTS LTD.

“ORIGINALLY SIGNED BY”

Jodi L. Anhorn, M. Sc., P. Eng.
Vice-President

JLA/jem
Attachment

4100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada T2P 4H2 • (403) 266-9500 • Fax (403) 262-1855 • GLJPC.com

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INDEPENDENT PETROLEUM CONSULTANTS’ NOTICE

The undersigned firm of Independent Petroleum Consultants of Calgary, Alberta, Canada has prepared a reserves and resources study of certain MegaWest Energy Corp. U.S. oil properties. The effective date of the evaluation is December 31, 2007.

In the course of the evaluation, MegaWest Energy Corp. provided GLJ Petroleum Consultants Ltd. personnel with basic information which included land data, well information, geological information, reservoir studies, estimates of on-stream dates, contract information, current hydrocarbon product prices, operating cost data, capital budget forecasts, financial data and future operating plans. Other engineering, geological or economic data required to conduct the evaluation and upon which this report is based, were obtained from public records, other operators and from GLJ Petroleum Consultants Ltd. nonconfidential files. MegaWest Energy Corp. has provided a representation letter confirming that all information provided to GLJ Petroleum Consultants Ltd. is correct and complete to the best of its knowledge. Procedures recommended in the Canadian Oil and Gas Evaluation (COGE) Handbook to verify certain interests and financial information were applied in this evaluation. In applying these procedures and tests, nothing came to GLJ Petroleum Consultants Ltd.’s attention that would suggest that information provided by MegaWest Energy Corp. was not complete and accurate. GLJ Petroleum Consultants Ltd. reserves the right to review all calculations referred to or included in this report and to revise the estimates in light of erroneous data supplied or information existing but not made available which becomes known subsequent to the preparation of this report.

The accuracy of any reserves and production estimate is a function of the quality and quantity of available data and of engineering interpretation and judgment. While reserves and production estimates presented herein are considered reasonable, the estimates should be accepted with the understanding that reservoir performance subsequent to the date of the estimate may justify revision, either upward or downward.

Revenue projections presented in this report are based in part on forecasts of market prices, currency exchange rates, inflation, market demand and government policy which are subject to many uncertainties and may, in future, differ materially from the forecasts utilized herein. Present values of revenues documented in this report do not necessarily represent the fair market value of the reserves evaluated herein.

PERMIT TO PRACTICE
GLJ PETROLEUM CONSULTANTS LTD.

ORIGINALLY SIGNED BY
Signature: TERRY L. AARSBY

Date: December 20, 2007

PERMIT NUMBER: P 2066
The Association of Professional Engineers,
Geologists and Geophysicists of Alberta

              ORIGINALLY SIGNED BY
                 DANA B. LAUSTSEN
           GLJ Petroleum Consultants Ltd.

GLJ Petroleum Consultants

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RESERVES AND RESOURCES DEFINITIONS

Reserves estimates have been prepared by GLJ Petroleum Consultants Ltd. (GLJ) in accordance with standards contained in the Canadian Oil and Gas Evaluation (COGE) Handbook. The following reserves definitions are set out by the Canadian Securities Administrators in National Instrument 51-101 (NI 51-101; in Part 2 of Appendix 1 to Companion Policy 51-101CP) with reference to the COGE Handbook.

Reserves Categories

Reserves are estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, from a given date forward, based on:

  analysis of drilling, geological, geophysical, and engineering data;

  the use of established technology;

  specified economic conditions1 , which are generally accepted as being reasonable, and shall be disclosed.

Reserves are classified according to the degree of certainty associated with the estimates.

Proved Reserves

Proved reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves.

Probable Reserves

Probable reserves are those additional reserves that are less certain to be recovered than proved reserves. It is equally likely that the actual remaining quantities recovered will be greater or less than the sum of the estimated proved plus probable reserves.

Possible Reserves

Possible reserves are those additional reserves that are less certain to be recovered than probable reserves. It is unlikely that the actual remaining quantities recovered will exceed the sum of the estimated proved plus probable plus possible reserves.

Other criteria that must also be met for the categorization of reserves are provided in [Section 5.5 of the COGE Handbook].

1For the purposes of NI 51-101, the key economic assumptions will be the prices and costs used in the estimate, namely:
(a) constant prices and costsas at the last day of a reporting issuer’s financial year; or
(b) forecast prices and costs.

GLJ Petroleum Consultants

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Levels of Certainty for Reported Reserves

The qualitative certainty levels referred to in the definitions above are applicable to individual reserves entities (which refers to the lowest level at which reserves calculations are performed) and to Reported Reserves (which refers to the highest level sum of individual entity estimates for which reserves estimates are presented). Reported Reserves should target the following levels of certainty under a specific set of economic conditions:

  at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimated proved reserves;

  at least a 50 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated proved plus probable reserves;

  at least a 10 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated proved plus probable plus possible reserves.

A quantitative measure of the certainty levels pertaining to estimates prepared for the various reserves categories is desirable to provide a clearer understanding of the associated risks and uncertainties. However, the majority of reserves estimates will be prepared using deterministic methods that do not provide a mathematically derived quantitative measure of probability. In principle, there should be no difference between estimates prepared using probabilistic or deterministic methods.

Additional clarification of certainty levels associated with reserves estimates and the effect of aggregation is provided in Section 5.5.3 [of the COGE Handbook].

CONTINGENT RESOURCES

Resource estimates derived herein have been classified as contingent resources. Contingent resources are defined in the COGE Handbook as those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations using established technology or technology under development, but which are not currently considered to be commercially recoverable due to one or more contingencies. Contingencies may include factors such as economic, legal, environmental, political and regulatory matters or a lack of markets. It is also appropriate to classify as contingent resources the estimated discovered recoverable quantities associated with a project in the early evaluation stage. Contingent Resources are further classified in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by their economic status.

Technically, we believe this volume will likely be economic to develop some time in the future. Over time with additional drilling and financial commitment we would expect these contingent resources to be converted to reserves. The resource estimate has been classified as “Best Estimate” as there is an expectation that this quantity will be actually recovered from the accumulation. Low certainty (high estimates) and high certainty (low estimates) have also been prepared.

GLJ Petroleum Consultants

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PROSPECTIVE RESOURCES

Prospective resources are defined as those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. Prospective resources have both an associated chance of discovery and a chance of development. Prospective Resources are further subdivided in accordance with the level of certainty associated with recoverable estimates assuming their discovery and development and may be sub-classified based on project maturity. There is no certainty that any portion of the prospective resources will be discovered.

REMAINING RECOVERABLE RESOURCES

Within this report, reference is made to the sum of reserves, contingent resources and prospective resources. This is also referred to as “remaining recoverable resources.”

GLJ Petroleum Consultants

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MEGAWEST ENERGY CORP.

RESERVES AND RESOURCES ASSESSMENT

KANSAS CHETOPA

Effective December 31, 2007

Prepared by
Mirek Zaoral, P. Geol.
Trisha S. MacDonald, P. Eng.
Jodi L. Anhorn, P. Eng., M.Sc.

GLJ Petroleum Consultants

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KANSAS CHETOPA

GLJ Petroleum Consultants

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GENERAL

The Chetopa project area is located in Section 10-35-21E, Kansas, U.S. MegaWest Energy Ltd. (MegaWest) holds 100 percent working interest in the project area, which consists of 392 acres. Interest lands are illustrated on Map 1.

Initial production began in the pilot area in 2007, from the Bartlesville Formation. The heavy oil deposit consists of approximately 20 API gravity oil, contained in a sandstone deposit referred to as the Bartlesville sand. The depth of this sand over the 15 acre pilot project is consistent at an average of 95 feet. Currently, the pilot project is developed by inverted seven spot patterns, and is producing under steam flooding conditions.

Future development for the Chetopa project area includes step out patterns from the pilot area, consisting of inverted seven spots of approximately 1.25 acres in size. This heavy oil is expected to be recovered under steam flooding conditions.

GLJ Petroleum Consultants Ltd. (GLJ) has estimated original reserve and resource volumes in place based on geological assessments of offsetting wells and recently drilled wells in the pilot area. Based on off lease production of analogous pools, recovery mechanisms and expected performance typical of this type of development, GLJ has estimated recovery factors to range between 20 and 30 percent. Original resources and reserves in place as well as recoverable resources and reserves in place are presented in Table 1.

GLJ Petroleum Consultants

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GEOLOGY

The southeastern Kansas, Labette County pilot project is located one mile south of the town of Chetopa in the east half of Section 10 T35S R21E. The target is the heavy oil deposit contained in a sandstone locally referred to as the Bartlesville sand. The sand appears to be a channel deposit on the sample strip logs, however, the client has not supplied GLJ Petroleum Consultants (GLJ) with any regional mapping. The depth of this sand over the 15 acre pilot project is consistent at an average of 95 feet, and the wells are typically drilled to the base of the main channel at a depth of 128 feet. The majority of the sixty, or so, wells drilled on or near the pilot project have sample strip logs available for correlation and estimate of net pay. Seven wells have been cored and analyzed at variable intervals for porosity, fluid saturations and permeability. Of the seven cored wells, only one, the P1C well drilled by MegaWest on the southern boundary of the project, has a modern suite of logs. The gamma ray log in the P1C, and other wells, shows a typical fining upward channel signature, and this is supported by description of ‘mud balls’, or lag deposit, near the base of the sand in the ubiquitous strip logs.

Core analysis in the recently drilled P1C well by MegaWest is consistent with the core analyses from the previous six wells and the Bartlesville sandstone exhibits average porosity of 23 percent with an average residual oil saturation of 50 percent and a residual water saturation of 30 percent. The oil saturation has been grossed up to 60 percent (50/(50+30)) to account for probable losses of this relatively mobile heavy oil during coring, due to flushing by the drilling fluids and leakage during transport of the core. The 60 percent oil saturation has been used to estimate the OOIP. Thickness of the Bartlesville sand is difficult to estimate due to the nature of the strip log. GLJ audited the MegaWest supplied net pay map and it is an acceptable representation of reservoir thickness average of 17.5 feet at the 10 percent confidence level. For the 50 and 90 percent confidence levels, an average thickness of 15 feet is believed to be appropriate.

The Kansas Geological Survey has a website with an interactive surface geology map for each County. The Chetopa project borders on Cherokee County and the adjacent map square shows that the outcrop, in the south half of Section 12 T is composed of Pennsylvanian age sediments, including the Bluejacket Member sandstones and coals. Given that the structure on the Bartlesville sand at the project site is increasing to the east and the ground elevation is decreasing to the north and east, it is likely that the Bartlesville sand would outcrop in Section 12. In this case, the Bartlesville sand may be a channel within the Bluejacket Member and in Missouri, the bluejacket sandstone is known to contain heavy oil deposits.

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Map 1

Land Map
Labette County
Kansas

Company: MegaWest Energy Corp.
Property: Chetopa

Effective Date: December 31, 2007
Scale: 1:10,000 s1078581/chem01

95° 06' 23.4"
37° 01' 11.6"
313 000 mE
314 000 mE
315 000 mE
95° 04' 31.5"
37° 01' 11.6"
4 098 000 mN
4 098 000 mN
SECTION 10
TWP 35S RGE 21E
LABETTE COUNTY
KANSAS
37° 00' 09.8"
95° 06' 23.4"
313 000 mE
314 000 mE
315 000 mE
37° 00' 09.8"
95° 04' 31.5"

LEGEND:

GLJ Petroleum Consultants

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Map 2
Structure Map
Top of Bartlesville Sand
Kansas

Company: MegaWest Energy Corp.
Property: Chetopa

Effective Date: December 31, 2007
Scale: 1:3,000 s1078581/chem02

95° 05' 44.4"
37° 00' 58.1"
314 000 mE
95° 05' 09.1"
37° 00' 58.1"
724
726
728
730
732
734
736
738
740
SECTION 10
TWP 35S RGE 21E
37° 00' 41.2"
95° 05' 44.4"
314 000 mE
4 098 000 mN
37° 00' 41.2"
95° 05' 09.1"

LEGEND:

GLJ Petroleum Consultants

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Map 3
Net Pay Map
Bartlesville Sand
Kansas

Company: MegaWest Energy Corp.
Property: Chetopa

Effective Date: December 31, 2007
Scale: 1:3,000 s1078581/chem03

95° 05' 44.4"
37° 00' 58.1"
314 000 mE
95° 05' 09.1"
37° 00' 58.1"
SECTION 10
TWP 35S RGE 21E
4 098 000 mN
37° 00' 41.2"
95° 05' 44.4"
314 000 mE
37° 00' 41.2"
95° 05' 09.1"

LEGEND:

GLJ Petroleum Consultants

Table 1
Kansas Chetopa Heavy Oil Areas
Reserve and Resource Parameter Summary

Classification	Lease Description	Area (acres)	Net Thickness (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Initial Recoverable (mstb)	Production to 30-11-07 (mstb)	Production to 31-12-07[1] (mstb)	Remaining Recoverable (mstb)
Reserves											
Proved Producing Reserves											
	Portion NE 1/4 Sec.10-35-21E Pilot Area [2]	15	15.0	23%	40%	229	25%	57	4.5	8.3	49
Total Proved Plus Probable Reserves											
	Portion N of NE 1/4 Sec.10-35-21E Pilot Area plus 4 Project Areas**	55	15.0	23%	40%	841	30%	252	4.5	8.3	244
Total Proved Plus Probable Plus Possible Reserves											
	North 2/3 of NE 1/4 Sec.10-35-21E Pilot Area plus 9 Project Areas**	105	17.5	23%	33%	2,092	30%	628	4.5	8.3	619
Resources											
Contingent Resources											
Best Estimate	East portion of NW 1/4 Sec.10-35-21E	72	15.0	23%	40%	1,101	30%	330	-	-	330
	South 1/3 of NE 1/4 Sec.10-35-21E	55	15.0	23%	40%	841	30%	252	-	-	252
	total					1,942					583
High Estimate	East portion of NW 1/4 Sec.10-35-21E	72	17.5	23%	33%	1,435	40%	574	-	-	574
	South 1/3 of NE 1/4 Sec.10-35-21E	55	17.5	23%	33%	1,096	40%	438	-	-	438
	total					2,530					1,012
Low Estimate	East portion of NW 1/4 Sec.10-35-21E	72	15.0	23%	40%	1,101	25%	275	-	-	275
	South 1/3 of NE 1/4 Sec.10-35-21E	55	15.0	23%	40%	841	25%	210	-	-	210
	total					1,942					486
	Total Contingent Lands	127									
Prospective Resources											
Best Estimate	SE 1/4 Sec.10-35-21E	160	15.0	23%	40%	2,447	30%	734	-	-	734
High Estimate	SE 1/4 Sec.10-35-21E	160	17.5	23%	33%	3,188	40%	1,275	-	-	1,275
	Total Resource Lands	392 acres									

Notes:

1) Pilot area production estimated to Dec. 31, 2007 based on forecast and Nov. 2007 data.
2) Pilot area is defined as 15 acres: 10 patterns at 1.5 acres/pattern.

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GLJ Petroleum Consultants

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MEGAWEST ENERGY CORP.

RESERVES AND RESOURCES ASSESSMENT

MISSOURI DEERFIELD

Effective December 31, 2007

Prepared by
Mirek Zaoral, P. Geol.
Trisha S. MacDonald, P. Eng.
Jodi L. Anhorn, P. Eng., M.Sc.

GLJ Petroleum Consultants

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MISSOURI DEERFIELD

GLJ Petroleum Consultants

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GENERAL

The Marmaton project area is located in Vernon and Butler Counties, in Kansas and Missouri, U.S. MegaWest Energy Ltd. (MegaWest) holds on average, a 100 percent working interest in the project area, which consists of a net 8373 acres. Interest lands are illustrated on Map 1.

The heavy oil deposit consists of approximately 20 API gravity oil, contained in the middle Pennsylvanian age Warner Sandstone Member of the Cherokee Group. The Warner sandstone appears to be a stacked channel that averages 30 feet in thickness but can be up to 65 feet thick.

Currently, MegaWest is finalizing development in a pilot project area in Section 7 Township 35 Range 33 East, in Missouri, which encompasses approximately 10 acres, developed by thirteen 0.75 acre inverted seven spot patterns. This heavy oil is expected to be recovered under steam flooding conditions. Future development plans include step out patterns, developed by inverted seven spots of approximately 1.25 acres in size, on a per lease basis.

GLJ Petroleum Consultants Ltd. (GLJ) has estimated original reserve and resource volumes in place based on geological assessments of offsetting wells and recently drilled wells in the pilot area. Based on off lease production of analogous pools, recovery mechanisms and expected performance typical of this type of development and fluid, GLJ has estimated recovery factors to range between 20 and 30 percent. Original resources and reserves in place as well as recoverable reserves and resources in place are presented in Tables 1 and 2, respectively.

GLJ Petroleum Consultants

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GEOLOGY

Regional Geology

The western Missouri, Vernon County pilot project is targeting heavy oil deposits contained the middle Pennsylvanian age Warner Sandstone Member of the Cherokee Group. Outcrops reveal distinct channels of clean sand with large scale cross-bedding and inter-channel areas of silty, shaly sand with thin coal lenses and woody plant material. This suggests a fluvial to deltaic depositional system that prograded over deeper water shaly sediments and was in turn covered by deeper water sediments that now form the top seal. The Warner sandstone appears to be a stacked channel sequence of clean, fine to medium sand that averages 30 feet in thickness but can be up to 65 feet thick. This oil sand can be mapped along a north south trend, with a gentle westerly dip of 10 to 15 feet per mile from its outcrop margin to the east. Drill depths of past and existing projects on this trend vary from 150 to 300 feet but can reach 600 feet. MegaWest has indicated that the overlying Bluejacket sandstone also contains heavy oil in the same general area of Missouri. GLJ has noted the presence of this sand in some wells, however, the Bluejacket has not been included in this evaluation.

Pilot Section 7, T35N R33W

The Warner sandstone is encountered at a depth of 200 to 300 feet in the pilot area and mapping indicates an average gross thickness of 55 feet. Two distinct sandstone layers can be correlated with the lower being more argillaceous and probably wet. The upper sandstone has low shale content, has higher porosity and higher resistivities indicating heavy oil saturation and this was confirmed by core analysis. The average parameters for net pay, porosity and water saturation are 33 feet, 20 and 55 percent, respectively.

Petrophysical Analysis

GLJ evaluated nine wells on the pilot section and three delineation wells outside the pilot area. These 12 wells have been logged with relatively modern suite of gamma ray, neutron-density and induction resistivity logs. Most of the remaining available wells have either gamma ray logs and/or simple lithological logs (sample logs) that were used to check tops and gross isopach of the Warner sandstone. The initial petrophysical analysis used a cored well (Fauvergue #2) one and a half miles northeast of the pilot, with a modern suite of logs to estimate the water resistivity that would allow for a match of the petrophysical analysis to the core derived saturation. This

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water resistivity was later adjusted to refine the petrophysical analysis to match the core taken in the SW1 well that was located on the pilot site. The following points detail the procedure of the petrophysical evaluation:

1.

The gamma clean and gamma shale values, respectively, were picked from frequency distributions, using the 5 percent and the 95 percent values on the cumulative frequency graph. It was found that the gamma ray was overestimating the volume of shale where the neutron-density curves overlay indicated clean rock. The volume of shale was therefore estimated as the average of the gamma ray and the neutron-density derived shale volumes.

2.	Crossplots of shale volume versus bulk density, neutron porosity, and deep resistivity were used to define the shale points for these logs.

3.	A shale corrected neutron-density crossplot was utilized to calculate porosity. A minimum matrix density of 2650 kg/m3 , and a maximum density of 2750 kg/m3 confined the evaluation of porosity.

4.	Lithological content was estimated based upon the matrix density calculated in the porosity evaluation, and the PEF curve where available.

5.

There were insufficient clean water wet zones to construct reliable Pickett plots, thus the average cementation exponent (m) was set to equal 2.15 while the saturation exponent (n) was set to 2 with a tortuosity factor (a) of 0.62. Water saturation was then estimated using a modified Simandoux equation and an estimated water resistivity, as described above, of 0.55 at 25°C.

6.

To determine Phi*H, well bore parameters were evaluated using a porosity cutoff of 15.0 percent, and a volume of shale (Vsh) content less than 30 percent. A water saturation cut-off of 80 percent was then applied to determine net pay. Heavy oil saturation below this level was deemed uneconomic to pursue.

Mapping

GLJ has audited the regional Warner gross sand isopach supplied by MegaWest and deemed it suitable for a general guide to where the sand is present over the leased area. The three delineation wells outside of Section 7 T35N 33W encountered the Warner zone interval, but with variable results. The Mashek #2 well in Section 9 T36N 33W appeared to have gas saturation over the entire Warner sand interval. The Mashek #1 well in Section 19 T36N 33W encountered

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the Warner sand, but with the lowest resistivity of all the wells, which suggests a water bearing sand. Finally, the Comstock #2 well in Section 4 T35N 33W encountered a Warner channel shale plug instead of sand. It is this variability that prompted GLJ to use a probabilistic approach to estimating the resources in Vernon County. The reservoir parameters used in the probabilistic analysis were extracted from the petrophysical analysis of the wells on Section 7 T35N 33W.

The pilot area mapping was based on the results of the petrophysical analysis of the nine delineation wells drilled by MegaWest on the pilot Section 7 T35N 33W. The net pay, porosity and water saturation was then used to define a hydrocarbon pore volume (HPV) map that was then planimetered to estimate the original oil-in-place (OOIP) and is presented as Map 3.

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Map 1
Land Map
Vernon County, Missouri

Company: MegaWest Energy Corp.
Property: Missouri

Effective Date: December 31, 2007
Scale: 1:115,000 s1078581/mism01

T37N-R32W
T36N-R32W
T35N-R32W
T37N-R33W
T36N-R33W
T35N-R33W
T34N-R33W

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Map 2
Land Map
Section 7 Pilot Area
Vernon County, Missouri

Company: MegaWest Energy Corp.
Property: Missouri

Effective Date: December 31, 2007
Scale: 1:45,000 s1078581/mism02

94° 38' 16.3"
37° 53' 20.6"
360 000 mE
35'
365 000 mE
94° 31' 02.6"
37° 53' 20.6"
T36N-R33W
30
29
28
27
26
31
32
33
34
35
6
5
4
3
2
1
4 190 000 mN
4 190 000 mN
8
9
10
11
12
50'
50'
18
17
16
15
14
13
T35N-R33W
37° 48' 42.5"
94° 38' 16.3"
360 000 mE
35'
365 000 mE
37° 48' 42.5"
94° 31' 02.6"

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Map 3

Hydrocarbon Pore Volume Map (feet)
Upper Warner Sandstone
Vernon County, Missouri

Company: MegaWest Energy Corp.   Effective Date: December 31, 2007

Property: Missouri   Scale: 1:12,500 s1078581/mism03

94° 37' 00.9"
37° 50' 40.1"
94° 35' 54.8"
36'
50'
37° 49' 40.6"
2.00
1.50
3.00
4.00
5.00
Johnson Long 01
SW 1
5.57
Johnson Del 03
2.90
Johnson Del 06
1.55
Hardin Long 1
1.75
Johnson Del 02
2.63
Johnson Del 01
1.75
Long Del 04
1.81
Johnson Del 05
2.18
1.0
1
2
3
4

LEGEND:

INTEREST LAND

Johnson Del 05 WELL ID

1.40 H (feet) x Phi x So

CONTOUR INTERVAL = 0.5 metres

GLJ Petroleum Consultants

Table 1
Missouri Deerfield Heavy Oil Areas
Reserve and Resource Parameter Summary

Classification		Area (acres)	Thickness (ft)	Gross %	Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Recoverable (mstb)
Reserves										
Total Proved Plus Probable Reserves										
PilotArea	2 Project Areas	**19.8**	54	53%	28	20%	51%	**430**	25.0%	**108**
Total Proved Plus Probable Plus Possible Reserves										
PilotArea	4 Project Areas	**39.8**	54	53%	28	20%	51%	**867**	25%	**217**
Resources										
Contingent Resources										
Best Estimate	Contingent Lands	**3,244**	55.00	50%	28	18%	54%	**55,711**	25%	**13,927**
High Estimate	Contingent Lands	**3,244**	60.00	53%	32	19%	52%	**72,985**	30%	**21,896**
Low Estimate	Contingent Lands	**3,244**	45.00	47%	21	17%	55%	**40,718**	20%	**8,280**
Prospective Resources										
Best Estimate	Prospective Lands	**4,293**	55.00	50%	28	18%	54%	**73,729**	25%	**18,432**
High Estimate	Prospective Lands	**4,292**	60.00	53%	32	19%	52%	**96,564**	30%	**28,969**
No Reserve/Resource Assigned		**797**								
	Total Lands	**8,373**								

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GLJ Petroleum Consultants

Table 2
Missouri Deerfield Heavy Oil Areas
Reserve and Resource Parameter - Details

Classification		Area (acres)	Thickness (ft)	Gross %	Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Resources (mstb)	per Acre
Reserves											
Total Proved Plus Probable Reserves											
PilotArea		19.8	54	53%	**28.35**	20%	51%	430	25%	108	
	Total	**19.8**						**430**		**108**	**5.4**
Contingent Resources											
PilotArea		39.8	54	53%	28.35	20%	51%	867	25%	217	
	Total	**39.8**			**28.35**			**867**		**217**	**5.4**
Resources											
Contingent Resources											
Best Estimate											
Lease11_35_33		239	55	50%	27.50	18%	54%	4,101	25%	1,025	
Lease15_36_33		26	55	50%	27.50	18%	54%	443	25%	111	
Lease16_35_33		323	55	50%	27.50	18%	54%	5,544	25%	1,386	
Lease16_36_33		353	55	50%	27.50	18%	54%	6,066	25%	1,517	
Lease17_36_33_NE		162	55	50%	27.50	18%	54%	2,787	25%	697	
Lease28_36_33		172	55	50%	27.50	18%	54%	2,953	25%	738	
Lease29_35_33		121	55	50%	27.50	18%	54%	2,080	25%	520	
Lease6_35_33		184	55	50%	27.50	18%	54%	3,162	25%	790	
Lease8_35_33_N		53	55	50%	27.50	18%	54%	910	25%	228	
Lease8_35_33_S		94	55	50%	27.50	18%	54%	1,617	25%	404	
Lease8_36_33		406	55	50%	27.50	18%	54%	6,974	25%	1,744	
Lease9_35_33_NE		58	55	50%	27.50	18%	54%	1,003	25%	251	
Lease9_35_33_NW		91	55	50%	27.50	18%	54%	1,561	25%	390	
Lease7_35_33_Area1		18	55	50%	27.50	18%	54%	315	25%	79	
Lease7_35_33_Area2		112	55	50%	27.50	18%	54%	1,930	25%	482	
Lease7_35_33_Area3		53	55	50%	27.50	18%	54%	912	25%	228	
Lease9_36_33		489	55	50%	27.50	18%	54%	8,400	25%	2,100	
Lease8_35_33_E_NW		71.5	55	50%	27.50	18%	54%	1,228	25%	307	
Leases 28,33 and 34-36N-33W, 3-35		216.8	55	50%	27.50	18%	54%	3,723	25%	931	
	Total	**3,244**						**55,711**		**13,927**	**4.3**

Page: 26 of 53

GLJ Petroleum Consultants

Table 2
Missouri Deerfield Heavy Oil Areas
Reserve and Resource Parameter - Details

Classification	Area (acres)	Thickness (ft)	Gross %	Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Resources (mstb)	per Acre
High Estimate										
Lease11_35_33	239	60	53%	31.80	19%	52%	5,373	30%	1,612	
Lease15_36_33	26	60	53%	31.80	19%	52%	580	30%	174	
Lease16_35_33	323	60	53%	31.80	19%	52%	7,263	30%	2,179	
Lease16_36_33	353	60	53%	31.80	19%	52%	7,947	30%	2,384	
Lease17_36_33_NE	162	60	53%	31.80	19%	52%	3,652	30%	1,095	
Lease28_36_33	172	60	53%	31.80	19%	52%	3,869	30%	1,161	
Lease29_35_33	121	60	53%	31.80	19%	52%	2,725	30%	817	
Lease6_35_33	184	60	53%	31.80	19%	52%	4,142	30%	1,243	
Lease8_35_33_N	53	60	53%	31.80	19%	52%	1,193	30%	358	
Lease8_35_33_S	94	60	53%	31.80	19%	52%	2,119	30%	636	
Lease8_36_33	406	60	53%	31.80	19%	52%	9,137	30%	2,741	
Lease9_35_33_NE	58	60	53%	31.80	19%	52%	1,314	30%	394	
Lease9_35_33_NW	91	60	53%	31.80	19%	52%	2,045	30%	614	
Lease7_35_33_Area1	18	60	53%	31.80	19%	52%	412	30%	124	
Lease7_35_33_Area2	112	60	53%	31.80	19%	52%	2,528	30%	758	
Lease7_35_33_Area3	53	60	53%	31.80	19%	52%	1,195	30%	359	
Lease9_36_33	489	60	53%	31.80	19%	52%	11,005	30%	3,301	
Lease8_35_33_E_NW	72	60	53%	31.80	19%	52%	1,609	30%	483	
Leases 28,33 and 34-36N-33W, 3-35	216.8	60	53%	31.80	19%	52%	4,878	25%	1,219	
Total	**3,244**						**72,985**		**21,652**	6.7
Low Estimate Total										
Lease11_35_33	239	45	47%	21.15	17%	55%	2,997	20%	599	
Lease15_36_33	26	45	47%	21.15	17%	55%	324	20%	65	
Lease16_35_33	323	45	47%	21.15	17%	55%	4,052	20%	810	
Lease16_36_33	353	45	47%	21.15	17%	55%	4,434	20%	887	
Lease17_36_33_NE	162	45	47%	21.15	17%	55%	2,037	20%	407	
Lease28_36_33	172	45	47%	21.15	17%	55%	2,158	20%	432	
Lease29_35_33	121	45	47%	21.15	17%	55%	1,520	20%	304	
Lease6_35_33	184	45	47%	21.15	17%	55%	2,311	20%	462	
Lease8_35_33_N	53	45	47%	21.15	17%	55%	665	20%	133	
Lease8_35_33_S	94	45	47%	21.15	17%	55%	1,182	20%	236	
Lease8_36_33	406	45	47%	21.15	17%	55%	5,097	20%	1,019	
Lease9_35_33_NE	58	45	47%	21.15	17%	55%	733	20%	147	
Lease9_35_33_NW	91	45	47%	21.15	17%	55%	1,141	20%	228	
Lease7_35_33_Area1	18	45	47%	21.15	17%	55%	230	20%	46	
Lease7_35_33_Area2	112	45	47%	21.15	17%	55%	1,410	20%	282	

Page 27 of 53
GLJ Petroleum Consultants

Table 2
Missouri Deerfield Heavy Oil Areas
Reserve and Resource Parameter - Details

Classification	Area (acres)	Thickness (ft)	Gross %	Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Resources (mstb)	per Acre
Lease7_35_33_Area3	53	45	47%	21.15	17%	55%	667	20%	133	
Lease9_36_33	489	45	47%	21.15	17%	55%	6,140	20%	1,228	
Lease8_35_33_E_NW	72	45	47%	21.15	17%	55%	897	20%	179	
Leases 28,33 and 34-36N-33W, 3-35	216.8	45	47%	21.15	17%	55%	2,721	25%	680	
Total	**3,244**						**40,718**		**8,280**	**2.6**
Prospective Resources										
Best Estimate										
Lease17_36_33_SW	75	55	50%	27.50	18%	54%	1,285	25%	321	
Lease20_36_33	121	55	50%	27.50	18%	54%	2,082	25%	520	
Lease4_36_33	77	55	50%	27.50	18%	54%	1,330	25%	332	
Lease12_35_33	259	55	50%	27.50	18%	54%	4,450	25%	1,113	
Lease20_35_32	86	55	50%	27.50	18%	54%	1,480	25%	370	
Leases 14, 21_37_33	311	55	50%	27.50	18%	54%	5,345	25%	1,336	
Lease14_25_25	320	55	50%	27.50	18%	54%	5,496	25%	1,374	
Lease13_25_25	187	55	50%	27.50	18%	54%	3,212	25%	803	
Lease14and15_34_33	156	55	50%	27.50	18%	54%	2,679	25%	670	
Lease4_26_25	200	55	50%	27.50	18%	54%	3,435	25%	859	
Lease23,26_26_25	120	55	50%	27.50	18%	54%	2,061	25%	515	
Lease14_25_25	160	55	50%	27.50	18%	54%	2,748	25%	687	
Lease15,22,23,36_34_33	394	55	50%	27.50	18%	54%	6,767	25%	1,692	
Lease34_34_33	22	55	50%	27.50	18%	54%	378	25%	94	
Lease11,3_33_33	80	55	50%	27.50	18%	54%	1,374	25%	343	
Lease3_33_33	80	55	50%	27.50	18%	54%	1,374	25%	343	
Lease12_33_33_NE	180	55	50%	27.50	18%	54%	3,091	25%	773	
Lease12_33_33_SW	40	55	50%	27.50	18%	54%	687	25%	172	
Lease 20-36N-33W, NW of SW 1/4	40	55	50%	27.50	18%	54%	687	25%	172	
Lease 3-34N-33W, SW	80	55	50%	27.5	18%	54%	1,374	25%	343	
Lease 7-34N-33W	160	55	50%	27.5	18%	54%	2,748	25%	687	
Leases 4 and 5-27S-25E (Kansas)	640	55	50%	27.5	18%	54%	10,992	25%	2,748	
Lease 17-34N-33W, S of N 1/2	160	55	50%	27.5	18%	54%	2,748	25%	687	
Lease 18-34N-33W	126	55	50%	27.5	18%	54%	2,164	25%	541	
Leases 3 and 4-34N-33W	218	55	50%	27.5	18%	54%	3,744	25%	936	
Total	**4,293**						**73,729**		**18,432**	**4.3**

Page 28 of 53

GLJ Petroleum Consultants

Table 2
Missouri Deerfield Heavy Oil Areas
Reserve and Resource Parameter - Details

Classification	Area (acres)	Thickness (ft)	Gross %	Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Resources (mstb)	per Acre
High Estimate										
Lease17_36_33_SW	75	60	53%	31.8	19%	52%	1,684	30%	505	
Lease20_36_33	121	60	53%	31.8	19%	52%	2,727	30%	818	
Lease4_36_33	77	60	53%	31.8	19%	52%	1,742	30%	523	
Lease12_35_33	259	60	53%	31.8	19%	52%	5,830	30%	1,749	
Lease20_35_32	86	60	53%	31.8	19%	52%	1,939	30%	582	
Leases 14, 21_37_33	311	60	53%	31.8	19%	52%	7,003	30%	2,101	
Lease14_25_25	320	60	53%	31.8	19%	52%	7,200	30%	2,160	
Lease13_25_25	187	60	53%	31.8	19%	52%	4,207	30%	1,262	
Lease14and15_34_33	156	60	53%	31.8	19%	52%	3,510	30%	1,053	
Lease4_26_25	200	60	53%	31.8	19%	52%	4,500	30%	1,350	
Lease23,26_26_25	120	60	53%	31.8	19%	52%	2,700	30%	810	
Lease14_25_25	160	60	53%	31.8	19%	52%	3,600	30%	1,080	
Lease15,22,23,36_34_33	394	60	53%	31.8	19%	52%	8,865	30%	2,659	
Lease34_34_33	22	60	53%	31.8	19%	52%	495	30%	148	
Lease11,3_33_33	80	60	53%	31.8	19%	52%	1,800	30%	540	
Lease3_33_33	80	60	53%	31.8	19%	52%	1,800	30%	540	
Lease12_33_33_NE	180	60	53%	31.8	19%	52%	4,050	30%	1,215	
Lease12_33_33_SW	40	60	53%	31.8	19%	52%	900	30%	270	
Lease 20-36N-33W, NW of SW 1/4	40.0	60	53%	31.8	19%	52%	900	30%	270	
Lease 3-34N-33W, SW	216.8	60	53%	31.8	19%	52%	4,878	30%	1,463	
Lease 7-34N-33W	80.0	60	53%	31.8	19%	52%	1,800	30%	540	
Leases 4 and 5-27S-25E (Kansas)	160.0	60	53%	31.8	19%	52%	3,600	30%	1,080	
Lease 17-34N-33W, S of N 1/2	640.0	60	53%	31.8	19%	52%	14,400	30%	4,320	
Lease 18-34N-33W	160.0	60	53%	31.8	19%	52%	3,600	30%	1,080	
Leases 3 and 4-34N-33W	126.0	60	53%	31.8	19%	52%	2,835	30%	850	
Total	**4,292**						**96,564**		**28,969**	**6.7**
No Reserve/Resource Assigned										
Lease19_36_33	490									
Lease30_36_33	171									
Lease4_35_33	136									
Total	**797**									
Total Leased Land	**8,373 acres**									

Page: 29 of 53
GLJ Petroleum Consultants

Page: 30 of 53

MEGAWEST ENERGY CORP.

RESERVES AND RESOURCES ASSESSMENT

KENTUCKY

Effective December 31, 2007

Prepared by
Mirek Zaoral, P. Geol.
Trisha S. MacDonald, P. Eng.
Jodi L. Anhorn, P. Eng., M.Sc.

GLJ Petroleum Consultants

Page: 31 of 53

KENTUCKY

TABLE OF CONTENTS

		Page

DISCUSSION
General		32
Geology		33

MAPS
Map 1	Land Map	36

TABLES
Table 1	Resources Parameter Summary	37
Table 2	Resources Parameters Summary - Details	38

GLJ Petroleum Consultants

Page: 32 of 53

GENERAL

The Kentucky project area is located in Warren County, in Kentucky, U.S. MegaWest Energy Ltd. (MegaWest) holds on average, a 62.5 percent working interest in the project area, which consists of a net 22,010 acres. Interest lands are illustrated on Map 1.

The heavy oil deposit consists of heavy oil with an estimated API gravity of 15 to 20 degrees, is contained in the Late Mississippian age Big Clifty Sandstone Member of the Golconda Formation. The Big Clifty sandstone is up to 60 feet in thickness and the average thickness within the main east west sand trend is 45 feet.

Currently, MegaWest is in the development stages of a pilot project area. The pilot project area is to encompass a total of ten acres, consisting of ten, one acre inverted seven spot patterns. This heavy oil is expected to be recovered under steam flooding conditions, on 1.25 acre inverted seven spot patters. Future development plans include step out patterns, developed by inverted seven spots of approximately 1.25 acres in size, on a per lease basis.

GLJ Petroleum Consultants Ltd. (GLJ) has estimated original reserve and resource volumes in place based on geological assessments of offsetting wells and recently drilled wells in the pilot area. Based on off lease production of analogous pools, recovery mechanisms and expected performance typical of this type of development and fluid, GLJ has estimated recovery factors to range between 20 and 30 percent. Original resources and reserves in place as well as recoverable reserves and resources in place are presented in Tables 1 and 2, respectively.

GLJ Petroleum Consultants

Page: 33 of 53

GEOLOGY

Regional Geology

The western Kentucky, Warren County pilot project is targeting heavy oil deposits contained the Late Mississippian age Big Clifty Sandstone Member of the Golconda Formation. The client has indicated that the Kentucky Geological Survey(Ref. 1) recognizes the Hardingsburg and Tar Springs Sandstones of Late Mississippian age as hosting heavy oil deposits in a similar setting to the Big Clifty sandstone, albeit at a smaller scale (GLJ has not included these Units in this evaluation). The Big Clifty overlies the dense Barlow limestone (Beech Creek limestone) and is in turn overlain by the dense Haney limestone. Surface and subsurface studies suggest a near-shore, shallow-marine depositional environment. Geological data that support this interpretation include conformable contacts with the overlying and underlying limestones: the presence of marine benthonic fossils along with some terrestrial plant fossils in the shales, siltstones and sandstones; and occurrences of limestone lenses within the Big Clifty sandstone(Ref. 1). The Big Clifty sandstone is up to 60 feet in thickness and the average thickness within the main east west sand trend is 45 feet. Normal faulting is common with throws of 5 to 170 feet and fault block size varies from one half to about one section. The faults have been described as sealing by the operator and the initial drilling program appears to confirm this with variable water salinity between the fault blocks. There is a reasonable drilling density by other operators and the available logs from these older wells were used by MegaWest to construct the regional sand isopach and structure maps. GLJ used the older wells to confirm the mapping without detailed petrophysical evaluation.

Core analysis in the recently drilled wells by MegaWest shows average porosity of 15 percent and oil saturation of 35 percent. The proposed pilot site is near the #102 well that has 53 feet of net pay, 15 percent porosity and core based oil saturation of 45 percent between 600 and 656 foot drill depths.

Petrophysical Analysis

GLJ evaluated eight wells on the Big Clifty sandstone trend drilled by MegaWest in 2007. These eight wells have been logged with relatively modern suite of gamma ray, neutron density, induction resistivity logs and magnetic resonance logs. All of the 2007 wells have been cored over the zone of interest, albeit with a modest interval in the #108 well. Since GLJ had access to the core analyses, it was decided to use a standard petrophysical approach to estimate the water

GLJ Petroleum Consultants

Page: 34 of 53

resistivity that would allow for a match of the petrophysical analysis to the core derived oil saturation. The resulting estimated water resistivities (Rw) varied in the mapped area from a low of 0.17 to 2.5 ohm-meters, with the shallowest wells having the freshest water. The #102 well had a produced water analysis that indicated a Rw of 0.23 ohm-meters which compares favourably to the petrophysical analysis back-calculated value of 0.2 ohm-meters.

The following points detail the procedure of the petrophysical evaluation:

1.

The gamma clean and gamma shale values, respectively, were picked from frequency distributions, using the 5 and the 95 percent values on the cumulative frequency graph. The volume of shale was estimated by using the gamma ray log.

2.	Crossplots of shale volume versus bulk density, neutron porosity and deep resistivity were used to define the shale points for these logs.

3.	A shale corrected neutron-density crossplot was utilized to calculate porosity. A minimum matrix density of 2650 kg/m3 , and a maximum density of 2750 kg/m3 confined the evaluation of porosity.

4.	Lithological content was estimated based upon the matrix density calculated in the porosity evaluation, and the PEF curve where available.

5.

The Big Clifty is a cemented, clean sandstone and for this reason the average cementation exponent (m) was set to equal 2.0 while the saturation exponent (n) was set to 2 with a tortuosity factor (a) of 0.81. Water saturation was then matched to reflect the residual oil saturation as measured in core, using a modified Simandoux equation, by varying the apparent water resistivity. The modified Simandoux was of limited use due to the low shale content of the Big Clifty sandstone.

6.

To determine Phi*H, well bore parameters were evaluated using a porosity cutoff of 10.0 percent, and a volume of shale (Vsh) content less than 25 percent. A water saturation cut-off of 80 percent was then applied to determine net pay. Heavy oil saturation below this level was deemed uneconomic to pursue.

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Page: 35 of 53

Mapping

GLJ has audited the regional Big Clifty gross sandstone isopach by Norwest Questa Engineering, supplied by MegaWest, and deemed it a fair representation of the regional sandstone trend. The eight delineation wells drilled by MegaWest in 2007 confirmed the mapping, however these wells were drilled as close offsets to existing wells with relatively modern logs.

____________________________________
(Ref. 1)

Martin C. Noger, Tar-Sand Resources of Western Kentucky, 1984 Eastern Oil Shale Symposium, November 26-28, 1984, sponsored by the University of Kentucky Institute for Mining and Minerals Research and the Kentucky Energy Cabinet. Reprint.

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Page: 36 of 53

Map 1
Land Map
Kentucky Reserves
Warren County, Kentucky

Company: MegaWest Energy Corp.
Property: Missouri

Effective Date: December 31, 2007
Scale: 1:150,000 s1078581/ke1m01

LEGEND:
KENTUCKY LEASES

GLJ Petroleum Consultants

Table 1
Kentucky Reserves Heavy Oil Areas
Resource Parameter Summary

Lease File Number		Net Area (acres)	Gross Thickness	Net to Gross	Net Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Reserves Resources (mstb)	Recoverable per Acre
Resources											
Contingent Resources											
Best Estimate	Contingent Lands Defined	**15,310**	50.00	70%	35.00	15%	60%	**249,421**	25%	**62,355**	**4.1**
High Estimate	Contingent Lands Defined	**15,310**	55.00	75%	41.25	17%	58%	**349,813**	31%	**108,442**	**7.1**
Low Estimate	Contingent Lands Defined	**15,310**	35.00	65%	22.75	14%	65%	**132,401**	20%	**26,480**	**1.7**
Prospective Resources											
Best Estimate	Prospective Lands Defined	**6,701**	50.00	70%	35.00	15%	60%	**109,164**	25%	**27,291**	**4.1**
High Estimate	Prospective Lands Defined	**6,701**	55.00	75%	41.25	17%	58%	**153,102**	31%	**47,462**	**7.1**
	Total Lands	**22,010** acres									

Page 37 of 53

GLJ Petroleum Consultants

Table 2
Kentucky Reserves Heavy Oil Areas
Resource Parameter - Detail

Lease File Number	Lessor	Net Area (acres)	Gross Thickness	Net to Gross	Net Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Recoverable Resources (mstb)	Recoverable per Acre
Resources											
Contingent Resources											
Best Estimate											
16001M0001	Dobbs	178	50	70%	35.00	15%	60%	2,902	25%	725	**4.1**
16001M0002	White	160	50	70%	35.00	15%	60%	2,607	25%	652	
16001M0003	Stuckwisch	134	50	70%	35.00	15%	60%	2,189	25%	547	
16001M0004	Ingram	138	50	70%	35.00	15%	60%	2,240	25%	560	
16001M0005	Farriss	5	50	70%	35.00	15%	60%	87	25%	22	
16001M0006	Farriss	5	50	70%	35.00	15%	60%	87	25%	22	
16001M0007	Farriss	115	50	70%	35.00	15%	60%	1,874	25%	468	
16001M0008	Farriss	4	50	70%	35.00	15%	60%	71	25%	18	
16001M0011	Young	150	50	70%	35.00	15%	60%	2,444	25%	611	
16001M0012	Clark, J	106	50	70%	35.00	15%	60%	1,731	25%	433	
16001M0013	Clark, J&A&L	81	50	70%	35.00	15%	60%	1,314	25%	328	
16001M0014	Clark, J&A	120	50	70%	35.00	15%	60%	1,955	25%	489	
16001M0015	Elkin, G	96	50	70%	35.00	15%	60%	1,568	25%	392	
16001M0016	Harrod & Wolf	58	50	70%	35.00	15%	60%	947	25%	237	
16001M0018	Childress, CC	33	50	70%	35.00	15%	60%	532	25%	133	
16001M0019	Gabbard, etal	513	50	70%	35.00	15%	60%	8,350	25%	2,087	
16001M0020	Hatcher, DD	239	50	70%	35.00	15%	60%	3,900	25%	975	
16001M0022	Upton, EE	25	50	70%	35.00	15%	60%	407	25%	102	
16001M0024	Martinez, AH	38	50	70%	35.00	15%	60%	611	25%	153	
16001M0025	Willis, J&T	75	50	70%	35.00	15%	60%	1,222	25%	305	
16001M0026	Stahl, etal	409	50	70%	35.00	15%	60%	6,664	25%	1,666	
16001M0027	Mracek, B	75	50	70%	35.00	15%	60%	1,222	25%	305	
16001M0028	Rone, L&F	103	50	70%	35.00	15%	60%	1,680	25%	420	
16001M0030	Willis, K&C	75	50	70%	35.00	15%	60%	1,222	25%	305	
16001M0031	Bryant, I&T	219	50	70%	35.00	15%	60%	3,564	25%	891	
16001M0032	Whilte, D	175	50	70%	35.00	15%	60%	2,851	25%	713	
16001M0033	McKinney, S&C	72	50	70%	35.00	15%	60%	1,171	25%	293	
16001M0034	McKinney, F&H	186	50	70%	35.00	15%	60%	3,034	25%	759	
16001M0035	Hunt, C&A	188	50	70%	35.00	15%	60%	3,071	25%	768	
16001M0036	Pendley, G&P	39	50	70%	35.00	15%	60%	633	25%	158	
16001M0037	White, L&K	164	50	70%	35.00	15%	60%	2,678	25%	669	
16001M0039	Givens, D&L	167	50	70%	35.00	15%	60%	2,718	25%	679	
16001M0040	Childress, CC	99	50	70%	35.00	15%	60%	1,610	25%	403	
16001M0041	Young, J&L	78	50	70%	35.00	15%	60%	1,273	25%	318	
16001M0042	Young, SM	184	50	70%	35.00	15%	60%	2,994	25%	748	
16001M0043	Young, BR	94	50	70%	35.00	15%	60%	1,538	25%	384	
16001M0044	Warren, M	125	50	70%	35.00	15%	60%	2,036	25%	509	
16001M0045	Givens, D&S	207	50	70%	35.00	15%	60%	3,380	25%	845	
16001M0046	Henderson, R&C	63	50	70%	35.00	15%	60%	1,018	25%	255	

Page 38 of 53

GLJ Petroleum Consultants

Table 2
Kentucky Reserves Heavy Oil Areas
Resource Parameter - Detail

Lease File Number	Lessor	Net Area (acres)	Gross Thickness	Net to Gross	Net Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Recoverable Resources (mstb)	Recoverable per Acre
16001M0050	Ted and Sharon Goolesby	72	50	70%	35.00	15%	60%	1,171	25%	293	
16001M0051	H.L. and Patsy Miller	136	50	70%	35.00	15%	60%	2,220	25%	555	
16001M0052	Ewell E. Upton	31	50	70%	35.00	15%	60%	509	25%	127	
16001M0053	Ewell E. Upton	66	50	70%	35.00	15%	60%	1,069	25%	267	
16001M0054	Hudnall Farms	136	50	70%	35.00	15%	60%	2,210	25%	552	
16001M0055	Alan and Teresa Pendley	19	50	70%	35.00	15%	60%	310	25%	77	
16001M0056	Charles Cameron Childress	21	50	70%	35.00	15%	60%	336	25%	84	
16001M0057	Chris and Talia Martin	124	50	70%	35.00	15%	60%	2,012	25%	503	
16001M0058	Christopher and Talia Martin	22	50	70%	35.00	15%	60%	356	25%	89	
16001M0059	Cameron and Nikki Martin	22	50	70%	35.00	15%	60%	356	25%	89	
16001M0060	Imogene White Moore	150	50	70%	35.00	15%	60%	2,444	25%	611	
16001M0061	Ronald Dale and Peggy L. Martin	70	50	70%	35.00	15%	60%	1,140	25%	285	
16001M0062	Joseph K. and Louetta Bradshaw Living Tr	19	50	70%	35.00	15%	60%	305	25%	76	
16001M0063	Richard A. and Lianne Bradshaw	19	50	70%	35.00	15%	60%	305	25%	76	
16001M0064	Robert A. and Suesan Cox	47	50	70%	35.00	15%	60%	767	25%	192	
16001M0065	Jane Lacefield	109	50	70%	35.00	15%	60%	1,770	25%	442	
16001M0066	Jerry R. and Sue E. Hudnall	137	50	70%	35.00	15%	60%	2,230	25%	557	
16001M0067	Gale and Geraldine Hudnall	89	50	70%	35.00	15%	60%	1,446	25%	361	
16001M0068	David and Glenda Beals	93	50	70%	35.00	15%	60%	1,507	25%	377	
16001M0069	Steve Mayhugh	53	50	70%	35.00	15%	60%	863	25%	216	
16001M0070	Terry and Sandra Embry	53	50	70%	35.00	15%	60%	863	25%	216	
16001M0071	Terry and Sandra Embry	59	50	70%	35.00	15%	60%	967	25%	242	
16001M0072	Kevin and Judith A. Tarrence	78	50	70%	35.00	15%	60%	1,263	25%	316	
16001M0073	Brian Curtis Tarrence	54	50	70%	35.00	15%	60%	887	25%	222	
16001M0074	Floyd W. & Hazel S. McKinney Irr. Trust	1	50	70%	35.00	15%	60%	10	25%	3	
16001M0075	Steven Wayne and Christal Gaye McKinney	2	50	70%	35.00	15%	60%	25	25%	6	
16001M0076	Dennis White	154	50	70%	35.00	15%	60%	2,505	25%	626	
16001M0079	Marcus Edwin and Cindy Faye Alford	109	50	70%	35.00	15%	60%	1,782	25%	445	
16001M0080	Jimmie R. Simpson	38	50	70%	35.00	15%	60%	611	25%	153	
16001M0085	Lula Marie Clark	97	50	70%	35.00	15%	60%	1,583	25%	396	
16001M0086	William Cooper and Helen V. McCoy	31	50	70%	35.00	15%	60%	509	25%	127	
16001M0087	William L. and Cynthia Barrow	113	50	70%	35.00	15%	60%	1,840	25%	460	
16001M0089	Jo Ann McCoy	191	50	70%	35.00	15%	60%	3,116	25%	779	
16001M0090	Jimmy D. and Laquita Strader	19	50	70%	35.00	15%	60%	305	25%	76	
16001M0091	Dennis White	115	50	70%	35.00	15%	60%	1,874	25%	468	
16001M0092	William R. and Juanita McCoy	130	50	70%	35.00	15%	60%	2,118	25%	529	
16001M0094	Richard and Paulette Gidcumb	416	50	70%	35.00	15%	60%	6,775	25%	1,694	
16001M0095	Norman T. and Sharon Henderson	26	50	70%	35.00	15%	60%	424	25%	106	
16001M0096	Edward and Debbie G. Mingus	26	50	70%	35.00	15%	60%	424	25%	106	
16001M0097	Howard and Syble Lee Leach	26	50	70%	35.00	15%	60%	424	25%	106	
16001M0098	Daniel Roberts	40	50	70%	35.00	15%	60%	657	25%	164	
16001M0100	Randy and Doloris McKinney	8	50	70%	35.00	15%	60%	127	25%	32	
16001M0101	Irene Flener	89	50	70%	35.00	15%	60%	1,456	25%	364	
16001M0105	Iris Gail Barks	105	50	70%	35.00	15%	60%	1,705	25%	426	
16001M0106	Doyle Lee	56	50	70%	35.00	15%	60%	916	25%	229	

Page 39 of 53

GLJ Petroleum Consultants

Table 2
Kentucky Reserves Heavy Oil Areas
Resource Parameter - Detail

Lease File Number	Lessor	Net Area (acres)	Gross Thickness	Net to Gross	Net Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Recoverable Resources (mstb)	Recoverable per Acre
16001M0107	Lloyd M. and Carla A. White	172	50	70%	35.00	15%	60%	2,800	25%	700	
16001M0108	Alonzo D. Alexander, Jr	30	50	70%	35.00	15%	60%	495	25%	124	
16001M0109	Johnny and Alisha Cox	47	50	70%	35.00	15%	60%	770	25%	193	
16001M0110	Lonnie Scott and Dana M. Proctor	23	50	70%	35.00	15%	60%	382	25%	95	
16001M0111	Derek C. and Rachel Proctor	23	50	70%	35.00	15%	60%	382	25%	95	
16001M0112	Wanda Moore	48	50	70%	35.00	15%	60%	777	25%	194	
16001M0113	Dennis H. and Janice F. Stewart	20	50	70%	35.00	15%	60%	326	25%	81	
16001M0114	Angela A. Grubb	13	50	70%	35.00	15%	60%	204	25%	51	
16001M0115	Ronald and Eva Givens	18	50	70%	35.00	15%	60%	294	25%	73	
16001M0118	Jo Ann McCoy	50	50	70%	35.00	15%	60%	815	25%	204	
16001M0120	Lost Creek Ventures, LLC	162	50	70%	35.00	15%	60%	2,637	25%	659	
16001M0121	William H. and Loretta Sweatt	63	50	70%	35.00	15%	60%	1,029	25%	257	
16001M0122	Janice F. Stewart	111	50	70%	35.00	15%	60%	1,812	25%	453	
16001M0123	Dwight E. and Brenda West	72	50	70%	35.00	15%	60%	1,181	25%	295	
16001M0124	Derek and Davina Gidcumb	20	50	70%	35.00	15%	60%	327	25%	82	
16001M0125	James C. Speaks	72	50	70%	35.00	15%	60%	1,181	25%	295	
16001M0126	Sam and Helen Moore	1949	50	70%	35.00	15%	60%	31,749	25%	7,937	
16001M0127	James Robert and Carol Belcher	93	50	70%	35.00	15%	60%	1,517	25%	379	
16001M0128	Kendall and Jerelene Hatcher	120	50	70%	35.00	15%	60%	1,955	25%	489	
16001M0129	Ruby Renfrow	161	50	70%	35.00	15%	60%	2,627	25%	657	
16001M0130	Ronnie V. and Betty Brown	68	50	70%	35.00	15%	60%	1,115	25%	279	
16001M0131	Bobby D. and Sarah J. White	19	50	70%	35.00	15%	60%	305	25%	76	
16001M0132	Henry R. and Betty J. Phelps	28	50	70%	35.00	15%	60%	458	25%	115	
16001M0133	David M. and Mary E. Lee	21	50	70%	35.00	15%	60%	344	25%	86	
16001M0134	Joseph H. and Deborah Lee	21	50	70%	35.00	15%	60%	344	25%	86	
16001M0135	Robert T. and Jo Ann Lee	21	50	70%	35.00	15%	60%	344	25%	86	
16001M0136	Doris L. Curtis	21	50	70%	35.00	15%	60%	344	25%	86	
16001M0137	Edward and Phyllis Back	113	50	70%	35.00	15%	60%	1,833	25%	458	
16001M0138	Jason L. and Amanda J. Clark	20	50	70%	35.00	15%	60%	331	25%	83	
16001M0139	Milner Sawmill, Inc.	45	50	70%	35.00	15%	60%	740	25%	185	
16001M0140	James W. and Sarah J. Hiser Trust	151	50	70%	35.00	15%	60%	2,464	25%	616	
16001M0141	Gus and Martha Stephens	48	50	70%	35.00	15%	60%	779	25%	195	
16001M0143	Hershel and Shirley Joyner	9	50	70%	35.00	15%	60%	153	25%	38	
16001M0144	Roland Stephens	6	50	70%	35.00	15%	60%	102	25%	25	
16001M0145	Georgia Runner Young	22	50	70%	35.00	15%	60%	356	25%	89	
16001M0146	Toby and Jessica Basham	14	50	70%	35.00	15%	60%	234	25%	59	
16001M0147	Lloyd M. and Carla A. White	78	50	70%	35.00	15%	60%	1,263	25%	316	
16001M0148	Stephon S. and Natalie J. Felts	81	50	70%	35.00	15%	60%	1,324	25%	331	
16001M0149	Samuel C. and Dorothy V. Duke	22	50	70%	35.00	15%	60%	356	25%	89	
16001M0150	Dollie M. Minton	188	50	70%	35.00	15%	60%	3,055	25%	764	
16001M0151	O'Neal and Mary G. Basham	2	50	70%	35.00	15%	60%	31	25%	8	
16001M0153	O'Neal and Mary Lynn Basham	56	50	70%	35.00	15%	60%	916	25%	229	
16001M0154	Gina Lynn Harrod, Ron & Branda Lee Wolf	57	50	70%	35.00	15%	60%	927	25%	232	
16001M0155	Ron and Brenda Lee Wolf	10	50	70%	35.00	15%	60%	163	25%	41	
16001M0156	Bobbie and Karen C. Hooten	362	50	70%	35.00	15%	60%	5,897	25%	1,474	

Page 40 of 53
GLJ Petroleum Consultants

Table 2
Kentucky Reserves Heavy Oil Areas
Resource Parameter - Detail

Lease File Number	Lessor	Net Area (acres)	Gross Thickness	Net to Gross	Net Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Recoverable Resources (mstb)	Recoverable per Acre
16001M0157	Rayburn and Winnie Cardwell	108	50	70%	35.00	15%	60%	1,751	25%	438	
16001M0158	Jimmy W. and Judy Comer	14	50	70%	35.00	15%	60%	224	25%	56	
16001M0159	James and Dorothy Basham	28	50	70%	35.00	15%	60%	458	25%	115	
16001M0160	Dorothy L. Peay	56	50	70%	35.00	15%	60%	916	25%	229	
16001M0161	Brian James and Jennifer Deskins	16	50	70%	35.00	15%	60%	265	25%	66	
16001M0162	Larry N. and Nancy Rust	13	50	70%	35.00	15%	60%	204	25%	51	
16001M0163	Joe and Zelma Joyner	75	50	70%	35.00	15%	60%	1,222	25%	305	
16001M0165	Wallace Joiner	138	50	70%	35.00	15%	60%	2,240	25%	560	
16001M0166	Tim and Barbara Embry	48	50	70%	35.00	15%	60%	779	25%	195	
16001M0168	Marvin and Gidget Davis	253	50	70%	35.00	15%	60%	4,127	25%	1,032	
16001M0169	A. Clayton and Freida Hunt	211	50	70%	35.00	15%	60%	3,442	25%	860	
16001M0170	Robert Lee and Ruth Fay Fields	1134	50	70%	35.00	15%	60%	18,471	25%	4,618	
Total		**15,310**						**249,421**		**62,355**	**4.1**
High Estimate											
16001M0001	Dobbs	178	55	75%	41.25	17%	58%	4,070	31%	1,262	**7.1**
16001M0002	White	160	55	75%	41.25	17%	58%	3,656	31%	1,133	
16001M0003	Stuckwisch	134	55	75%	41.25	17%	58%	3,070	31%	952	
16001M0004	Ingram	138	55	75%	41.25	17%	58%	3,142	31%	974	
16001M0005	Farriss	5	55	75%	41.25	17%	58%	121	31%	38	
16001M0006	Farriss	5	55	75%	41.25	17%	58%	121	31%	38	
16001M0007	Farriss	115	55	75%	41.25	17%	58%	2,628	31%	815	
16001M0008	Farriss	4	55	75%	41.25	17%	58%	100	31%	31	
16001M0011	Young	150	55	75%	41.25	17%	58%	3,427	31%	1,062	
16001M0012	Clark, J	106	55	75%	41.25	17%	58%	2,428	31%	753	
16001M0013	Clark, J&A&L	81	55	75%	41.25	17%	58%	1,842	31%	571	
16001M0014	Clark, J&A	120	55	75%	41.25	17%	58%	2,742	31%	850	
16001M0015	Elkin, G	96	55	75%	41.25	17%	58%	2,199	31%	682	
16001M0016	Harrod & Wolf	58	55	75%	41.25	17%	58%	1,328	31%	412	
16001M0018	Childress, CC	33	55	75%	41.25	17%	58%	746	31%	231	
16001M0019	Gabbard, etal	513	55	75%	41.25	17%	58%	11,710	31%	3,630	
16001M0020	Hatcher, DD	239	55	75%	41.25	17%	58%	5,470	31%	1,696	
16001M0022	Upton, EE	25	55	75%	41.25	17%	58%	571	31%	177	
16001M0024	Martinez, AH	38	55	75%	41.25	17%	58%	857	31%	266	
16001M0025	Willis, J&T	75	55	75%	41.25	17%	58%	1,714	31%	531	
16001M0026	Stahl, etal	409	55	75%	41.25	17%	58%	9,347	31%	2,898	
16001M0027	Mracek, B	75	55	75%	41.25	17%	58%	1,714	31%	531	
16001M0028	Rone, L&F	103	55	75%	41.25	17%	58%	2,356	31%	730	
16001M0030	Willis, K&C	75	55	75%	41.25	17%	58%	1,714	31%	531	
16001M0031	Bryant, I&T	219	55	75%	41.25	17%	58%	4,998	31%	1,549	
16001M0032	Whilte, D	175	55	75%	41.25	17%	58%	3,999	31%	1,240	
16001M0033	McKinney, S&C	72	55	75%	41.25	17%	58%	1,642	31%	509	
16001M0034	McKinney, F&H	186	55	75%	41.25	17%	58%	4,256	31%	1,319	
16001M0035	Hunt, C&A	188	55	75%	41.25	17%	58%	4,307	31%	1,335	
16001M0036	Pendley, G&P	39	55	75%	41.25	17%	58%	888	31%	275	

Page 41 of 53

GLJ Petroleum Consultants

Table 2
Kentucky Reserves Heavy Oil Areas
Resource Parameter - Detail

Lease File Number	Lessor	Net Area (acres)	Gross Thickness	Net to Gross	Net Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Recoverable Resources (mstb)	Recoverable per Acre
16001M0037	White, L&K	164	55	75%	41.25	17%	58%	3,756	31%	1,164	
16001M0039	Givens, D&L	167	55	75%	41.25	17%	58%	3,811	31%	1,182	
16001M0040	Childress, CC	99	55	75%	41.25	17%	58%	2,259	31%	700	
16001M0041	Young, J&L	78	55	75%	41.25	17%	58%	1,785	31%	553	
16001M0042	Young, SM	184	55	75%	41.25	17%	58%	4,199	31%	1,302	
16001M0043	Young, BR	94	55	75%	41.25	17%	58%	2,156	31%	668	
16001M0044	Warren, M	125	55	75%	41.25	17%	58%	2,856	31%	885	
16001M0045	Givens, D&S	207	55	75%	41.25	17%	58%	4,740	31%	1,469	
16001M0046	Henderson, R&C	63	55	75%	41.25	17%	58%	1,428	31%	443	
16001M0050	Ted and Sharon Goolesby	72	55	75%	41.25	17%	58%	1,642	31%	509	
16001M0051	H.L. and Patsy Miller	136	55	75%	41.25	17%	58%	3,113	31%	965	
16001M0052	Ewell E. Upton	31	55	75%	41.25	17%	58%	714	31%	221	
16001M0053	Ewell E. Upton	66	55	75%	41.25	17%	58%	1,499	31%	465	
16001M0054	Hudnall Farms	136	55	75%	41.25	17%	58%	3,099	31%	961	
16001M0055	Alan and Teresa Pendley	19	55	75%	41.25	17%	58%	434	31%	135	
16001M0056	Charles Cameron Childress	21	55	75%	41.25	17%	58%	471	31%	146	
16001M0057	Chris and Talia Martin	124	55	75%	41.25	17%	58%	2,822	31%	875	
16001M0058	Christopher and Talia Martin	22	55	75%	41.25	17%	58%	500	31%	155	
16001M0059	Cameron and Nikki Martin	22	55	75%	41.25	17%	58%	500	31%	155	
16001M0060	Imogene White Moore	150	55	75%	41.25	17%	58%	3,427	31%	1,062	
16001M0061	Ronald Dale and Peggy L. Martin	70	55	75%	41.25	17%	58%	1,599	31%	496	
16001M0062	Joseph K. and Louetta Bradshaw Living Tr	19	55	75%	41.25	17%	58%	428	31%	133	
16001M0063	Richard A. and Lianne Bradshaw	19	55	75%	41.25	17%	58%	428	31%	133	
16001M0064	Robert A. and Suesan Cox	47	55	75%	41.25	17%	58%	1,075	31%	333	
16001M0065	Jane Lacefield	109	55	75%	41.25	17%	58%	2,482	31%	770	
16001M0066	Jerry R. and Sue E. Hudnall	137	55	75%	41.25	17%	58%	3,127	31%	970	
16001M0067	Gale and Geraldine Hudnall	89	55	75%	41.25	17%	58%	2,028	31%	629	
16001M0068	David and Glenda Beals	93	55	75%	41.25	17%	58%	2,114	31%	655	
16001M0069	Steve Mayhugh	53	55	75%	41.25	17%	58%	1,210	31%	375	
16001M0070	Terry and Sandra Embry	53	55	75%	41.25	17%	58%	1,210	31%	375	
16001M0071	Terry and Sandra Embry	59	55	75%	41.25	17%	58%	1,357	31%	421	
16001M0072	Kevin and Judith A. Tarrence	78	55	75%	41.25	17%	58%	1,771	31%	549	
16001M0073	Brian Curtis Tarrence	54	55	75%	41.25	17%	58%	1,244	31%	386	
16001M0074	Floyd W. & Hazel S. McKinney Irr. Trust	1	55	75%	41.25	17%	58%	14	31%	4	
16001M0075	Steven Wayne and Christal Gaye McKinney	2	55	75%	41.25	17%	58%	36	31%	11	
16001M0076	Dennis White	154	55	75%	41.25	17%	58%	3,513	31%	1,089	
16001M0079	Marcus Edwin and Cindy Faye Alford	109	55	75%	41.25	17%	58%	2,499	31%	775	
16001M0080	Jimmie R. Simpson	38	55	75%	41.25	17%	58%	857	31%	266	
16001M0085	Lula Marie Clark	97	55	75%	41.25	17%	58%	2,220	31%	688	
16001M0086	William Cooper and Helen V. McCoy	31	55	75%	41.25	17%	58%	714	31%	221	
16001M0087	William L. and Cynthia Barrow	113	55	75%	41.25	17%	58%	2,581	31%	800	
16001M0089	Jo Ann McCoy	191	55	75%	41.25	17%	58%	4,370	31%	1,355	
16001M0090	Jimmy D. and Laquita Strader	19	55	75%	41.25	17%	58%	428	31%	133	
16001M0091	Dennis White	115	55	75%	41.25	17%	58%	2,628	31%	815	
16001M0092	William R. and Juanita McCoy	130	55	75%	41.25	17%	58%	2,970	31%	921	

Page: 42 of 53
GLJ Petroleum Consultants

Table 2
Kentucky Reserves Heavy Oil Areas
Resource Parameter - Detail

Lease File Number	Lessor	Net Area (acres)	Gross Thickness	Net to Gross	Net Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Recoverable Resources (mstb)	Recoverable per Acre
16001M0094	Richard and Paulette Gidcumb	416	55	75%	41.25	17%	58%	9,502	31%	2,946	
16001M0095	Norman T. and Sharon Henderson	26	55	75%	41.25	17%	58%	595	31%	184	
16001M0096	Edward and Debbie G. Mingus	26	55	75%	41.25	17%	58%	595	31%	184	
16001M0097	Howard and Syble Lee Leach	26	55	75%	41.25	17%	58%	595	31%	184	
16001M0098	Daniel Roberts	40	55	75%	41.25	17%	58%	921	31%	285	
16001M0100	Randy and Doloris McKinney	8	55	75%	41.25	17%	58%	179	31%	55	
16001M0101	Irene Flener	89	55	75%	41.25	17%	58%	2,042	31%	633	
16001M0105	Iris Gail Barks	105	55	75%	41.25	17%	58%	2,391	31%	741	
16001M0106	Doyle Lee	56	55	75%	41.25	17%	58%	1,285	31%	398	
16001M0107	Lloyd M. and Carla A. White	172	55	75%	41.25	17%	58%	3,927	31%	1,217	
16001M0108	Alonzo D. Alexander, Jr	30	55	75%	41.25	17%	58%	694	31%	215	
16001M0109	Johnny and Alisha Cox	47	55	75%	41.25	17%	58%	1,080	31%	335	
16001M0110	Lonnie Scott and Dana M. Proctor	23	55	75%	41.25	17%	58%	536	31%	166	
16001M0111	Derek C. and Rachel Proctor	23	55	75%	41.25	17%	58%	536	31%	166	
16001M0112	Wanda Moore	48	55	75%	41.25	17%	58%	1,090	31%	338	
16001M0113	Dennis H. and Janice F. Stewart	20	55	75%	41.25	17%	58%	457	31%	142	
16001M0114	Angela A. Grubb	13	55	75%	41.25	17%	58%	286	31%	89	
16001M0115	Ronald and Eva Givens	18	55	75%	41.25	17%	58%	412	31%	128	
16001M0118	Jo Ann McCoy	50	55	75%	41.25	17%	58%	1,142	31%	354	
16001M0120	Lost Creek Ventures, LLC	162	55	75%	41.25	17%	58%	3,699	31%	1,147	
16001M0121	William H. and Loretta Sweatt	63	55	75%	41.25	17%	58%	1,444	31%	448	
16001M0122	Janice F. Stewart	111	55	75%	41.25	17%	58%	2,542	31%	788	
16001M0123	Dwight E. and Brenda West	72	55	75%	41.25	17%	58%	1,656	31%	513	
16001M0124	Derek and Davina Gidcumb	20	55	75%	41.25	17%	58%	459	31%	142	
16001M0125	James C. Speaks	72	55	75%	41.25	17%	58%	1,656	31%	513	
16001M0126	Sam and Helen Moore	1949	55	75%	41.25	17%	58%	44,527	31%	13,804	
16001M0127	James Robert and Carol Belcher	93	55	75%	41.25	17%	58%	2,128	31%	660	
16001M0128	Kendall and Jerelene Hatcher	120	55	75%	41.25	17%	58%	2,742	31%	850	
16001M0129	Ruby Renfrow	161	55	75%	41.25	17%	58%	3,684	31%	1,142	
16001M0130	Ronnie V. and Betty Brown	68	55	75%	41.25	17%	58%	1,563	31%	485	
16001M0131	Bobby D. and Sarah J. White	19	55	75%	41.25	17%	58%	428	31%	133	
16001M0132	Henry R. and Betty J. Phelps	28	55	75%	41.25	17%	58%	643	31%	199	
16001M0133	David M. and Mary E. Lee	21	55	75%	41.25	17%	58%	482	31%	149	
16001M0134	Joseph H. and Deborah Lee	21	55	75%	41.25	17%	58%	482	31%	149	
16001M0135	Robert T. and Jo Ann Lee	21	55	75%	41.25	17%	58%	482	31%	149	
16001M0136	Doris L. Curtis	21	55	75%	41.25	17%	58%	482	31%	149	
16001M0137	Edward and Phyllis Back	113	55	75%	41.25	17%	58%	2,571	31%	797	
16001M0138	Jason L. and Amanda J. Clark	20	55	75%	41.25	17%	58%	464	31%	144	
16001M0139	Milner Sawmill, Inc.	45	55	75%	41.25	17%	58%	1,038	31%	322	
16001M0140	James W. and Sarah J. Hiser Trust	151	55	75%	41.25	17%	58%	3,456	31%	1,071	
16001M0141	Gus and Martha Stephens	48	55	75%	41.25	17%	58%	1,092	31%	339	
16001M0143	Hershel and Shirley Joyner	9	55	75%	41.25	17%	58%	214	31%	66	
16001M0144	Roland Stephens	6	55	75%	41.25	17%	58%	143	31%	44	
16001M0145	Georgia Runner Young	22	55	75%	41.25	17%	58%	500	31%	155	
16001M0146	Toby and Jessica Basham	14	55	75%	41.25	17%	58%	328	31%	102	

Page: 43 of 53
GLJ Petroleum Consultants

Table 2
Kentucky Reserves Heavy Oil Areas
Resource Parameter - Detail

Lease File Number	Lessor	Net Area (acres)	Gross Thickness	Net to Gross	Net Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Recoverable Resources (mstb)	Recoverable per Acre
16001M0147	Lloyd M. and Carla A. White	78	55	75%	41.25	17%	58%	1,771	31%	549	
16001M0148	Stephon S. and Natalie J. Felts	81	55	75%	41.25	17%	58%	1,857	31%	576	
16001M0149	Samuel C. and Dorothy V. Duke	22	55	75%	41.25	17%	58%	500	31%	155	
16001M0150	Dollie M. Minton	188	55	75%	41.25	17%	58%	4,284	31%	1,328	
16001M0151	O'Neal and Mary G. Basham	2	55	75%	41.25	17%	58%	43	31%	13	
16001M0153	O'Neal and Mary Lynn Basham	56	55	75%	41.25	17%	58%	1,285	31%	398	
16001M0154	Gina Lynn Harrod, Ron & Branda Lee Wolf	57	55	75%	41.25	17%	58%	1,300	31%	403	
16001M0155	Ron and Brenda Lee Wolf	10	55	75%	41.25	17%	58%	228	31%	71	
16001M0156	Bobbie and Karen C. Hooten	362	55	75%	41.25	17%	58%	8,270	31%	2,564	
16001M0157	Rayburn and Winnie Cardwell	108	55	75%	41.25	17%	58%	2,456	31%	761	
16001M0158	Jimmy W. and Judy Comer	14	55	75%	41.25	17%	58%	314	31%	97	
16001M0159	James and Dorothy Basham	28	55	75%	41.25	17%	58%	643	31%	199	
16001M0160	Dorothy L. Peay	56	55	75%	41.25	17%	58%	1,285	31%	398	
16001M0161	Brian James and Jennifer Deskins	16	55	75%	41.25	17%	58%	371	31%	115	
16001M0162	Larry N. and Nancy Rust	13	55	75%	41.25	17%	58%	286	31%	89	
16001M0163	Joe and Zelma Joyner	75	55	75%	41.25	17%	58%	1,714	31%	531	
16001M0165	Wallace Joiner	138	55	75%	41.25	17%	58%	3,142	31%	974	
16001M0166	Tim and Barbara Embry	48	55	75%	41.25	17%	58%	1,092	31%	339	
16001M0168	Marvin and Gidget Davis	253	55	75%	41.25	17%	58%	5,789	31%	1,795	
16001M0169	A. Clayton and Freida Hunt	211	55	75%	41.25	17%	58%	4,827	31%	1,496	
16001M0170	Robert Lee and Ruth Fay Fields	1134	55	75%	41.25	17%	58%	25,905	31%	8,031	
Total		**15,310**						**349,813**		**108,442**	**7.1**
Low Estimate											
16001M0001	Dobbs	178	35	65%	22.75	14%	65%	1,540	20%	308	**1.7**
16001M0002	White	160	35	65%	22.75	14%	65%	1,384	20%	277	
16001M0003	Stuckwisch	134	35	65%	22.75	14%	65%	1,162	20%	232	
16001M0004	Ingram	138	35	65%	22.75	14%	65%	1,189	20%	238	
16001M0005	Farriss	5	35	65%	22.75	14%	65%	46	20%	9	
16001M0006	Farriss	5	35	65%	22.75	14%	65%	46	20%	9	
16001M0007	Farriss	115	35	65%	22.75	14%	65%	995	20%	199	
16001M0008	Farriss	4	35	65%	22.75	14%	65%	38	20%	8	
16001M0011	Young	150	35	65%	22.75	14%	65%	1,297	20%	259	
16001M0012	Clark, J	106	35	65%	22.75	14%	65%	919	20%	184	
16001M0013	Clark, J&A&L	81	35	65%	22.75	14%	65%	697	20%	139	
16001M0014	Clark, J&A	120	35	65%	22.75	14%	65%	1,038	20%	208	
16001M0015	Elkin, G	96	35	65%	22.75	14%	65%	832	20%	166	
16001M0016	Harrod & Wolf	58	35	65%	22.75	14%	65%	503	20%	101	
16001M0018	Childress, CC	33	35	65%	22.75	14%	65%	283	20%	57	
16001M0019	Gabbard, etal	513	35	65%	22.75	14%	65%	4,432	20%	886	
16001M0020	Hatcher, DD	239	35	65%	22.75	14%	65%	2,070	20%	414	
16001M0022	Upton, EE	25	35	65%	22.75	14%	65%	216	20%	43	
16001M0024	Martinez, AH	38	35	65%	22.75	14%	65%	324	20%	65	
16001M0025	Willis, J&T	75	35	65%	22.75	14%	65%	649	20%	130	
16001M0026	Stahl, etal	409	35	65%	22.75	14%	65%	3,538	20%	708	

Page 44 of 53
GLJ Petroleum Consultants

Table 2
Kentucky Reserves Heavy Oil Areas
Resource Parameter - Detail

Lease File Number	Lessor	Net Area (acres)	Gross Thickness	Net to Gross	Net Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Recoverable Resources (mstb)	Recoverable per Acre
16001M0027	Mracek, B	75	35	65%	22.75	14%	65%	649	20%	130	
16001M0028	Rone, L&F	103	35	65%	22.75	14%	65%	892	20%	178	
16001M0030	Willis, K&C	75	35	65%	22.75	14%	65%	649	20%	130	
16001M0031	Bryant, I&T	219	35	65%	22.75	14%	65%	1,892	20%	378	
16001M0032	Whilte, D	175	35	65%	22.75	14%	65%	1,513	20%	303	
16001M0033	McKinney, S&C	72	35	65%	22.75	14%	65%	622	20%	124	
16001M0034	McKinney, F&H	186	35	65%	22.75	14%	65%	1,611	20%	322	
16001M0035	Hunt, C&A	188	35	65%	22.75	14%	65%	1,630	20%	326	
16001M0036	Pendley, G&P	39	35	65%	22.75	14%	65%	336	20%	67	
16001M0037	White, L&K	164	35	65%	22.75	14%	65%	1,422	20%	284	
16001M0039	Givens, D&L	167	35	65%	22.75	14%	65%	1,443	20%	289	
16001M0040	Childress, CC	99	35	65%	22.75	14%	65%	855	20%	171	
16001M0041	Young, J&L	78	35	65%	22.75	14%	65%	676	20%	135	
16001M0042	Young, SM	184	35	65%	22.75	14%	65%	1,589	20%	318	
16001M0043	Young, BR	94	35	65%	22.75	14%	65%	816	20%	163	
16001M0044	Warren, M	125	35	65%	22.75	14%	65%	1,081	20%	216	
16001M0045	Givens, D&S	207	35	65%	22.75	14%	65%	1,794	20%	359	
16001M0046	Henderson, R&C	63	35	65%	22.75	14%	65%	541	20%	108	
16001M0050	Ted and Sharon Goolesby	72	35	65%	22.75	14%	65%	622	20%	124	
16001M0051	H.L. and Patsy Miller	136	35	65%	22.75	14%	65%	1,178	20%	236	
16001M0052	Ewell E. Upton	31	35	65%	22.75	14%	65%	270	20%	54	
16001M0053	Ewell E. Upton	66	35	65%	22.75	14%	65%	568	20%	114	
16001M0054	Hudnall Farms	136	35	65%	22.75	14%	65%	1,173	20%	235	
16001M0055	Alan and Teresa Pendley	19	35	65%	22.75	14%	65%	164	20%	33	
16001M0056	Charles Cameron Childress	21	35	65%	22.75	14%	65%	178	20%	36	
16001M0057	Chris and Talia Martin	124	35	65%	22.75	14%	65%	1,068	20%	214	
16001M0058	Christopher and Talia Martin	22	35	65%	22.75	14%	65%	189	20%	38	
16001M0059	Cameron and Nikki Martin	22	35	65%	22.75	14%	65%	189	20%	38	
16001M0060	Imogene White Moore	150	35	65%	22.75	14%	65%	1,297	20%	259	
16001M0061	Ronald Dale and Peggy L. Martin	70	35	65%	22.75	14%	65%	605	20%	121	
16001M0062	Joseph K. and Louetta Bradshaw Living Tr	19	35	65%	22.75	14%	65%	162	20%	32	
16001M0063	Richard A. and Lianne Bradshaw	19	35	65%	22.75	14%	65%	162	20%	32	
16001M0064	Robert A. and Suesan Cox	47	35	65%	22.75	14%	65%	407	20%	81	
16001M0065	Jane Lacefield	109	35	65%	22.75	14%	65%	940	20%	188	
16001M0066	Jerry R. and Sue E. Hudnall	137	35	65%	22.75	14%	65%	1,184	20%	237	
16001M0067	Gale and Geraldine Hudnall	89	35	65%	22.75	14%	65%	768	20%	154	
16001M0068	David and Glenda Beals	93	35	65%	22.75	14%	65%	800	20%	160	
16001M0069	Steve Mayhugh	53	35	65%	22.75	14%	65%	458	20%	92	
16001M0070	Terry and Sandra Embry	53	35	65%	22.75	14%	65%	458	20%	92	
16001M0071	Terry and Sandra Embry	59	35	65%	22.75	14%	65%	513	20%	103	
16001M0072	Kevin and Judith A. Tarrence	78	35	65%	22.75	14%	65%	670	20%	134	
16001M0073	Brian Curtis Tarrence	54	35	65%	22.75	14%	65%	471	20%	94	

Page 45 of 53
GLJ Petroleum Consultants

Table 2
Kentucky Reserves Heavy Oil Areas
Resource Parameter - Detail

Lease File Number	Lessor	Net Area (acres)	Gross Thickness	Net to Gross	Net Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Recoverable Resources (mstb)	Recoverable per Acre
16001M0074	Floyd W. & Hazel S. McKinney Irr. Trust	1	35	65%	22.75	14%	65%	5	20%	1	
16001M0075	Steven Wayne and Christal Gaye McKinney	2	35	65%	22.75	14%	65%	14	20%	3	
16001M0076	Dennis White	154	35	65%	22.75	14%	65%	1,330	20%	266	
16001M0079	Marcus Edwin and Cindy Faye Alford	109	35	65%	22.75	14%	65%	946	20%	189	
16001M0080	Jimmie R. Simpson	38	35	65%	22.75	14%	65%	324	20%	65	
16001M0085	Lula Marie Clark	97	35	65%	22.75	14%	65%	840	20%	168	
16001M0086	William Cooper and Helen V. McCoy	31	35	65%	22.75	14%	65%	270	20%	54	
16001M0087	William L. and Cynthia Barrow	113	35	65%	22.75	14%	65%	977	20%	195	
16001M0089	Jo Ann McCoy	191	35	65%	22.75	14%	65%	1,654	20%	331	
16001M0090	Jimmy D. and Laquita Strader	19	35	65%	22.75	14%	65%	162	20%	32	
16001M0091	Dennis White	115	35	65%	22.75	14%	65%	995	20%	199	
16001M0092	William R. and Juanita McCoy	130	35	65%	22.75	14%	65%	1,124	20%	225	
16001M0094	Richard and Paulette Gidcumb	416	35	65%	22.75	14%	65%	3,596	20%	719	
16001M0095	Norman T. and Sharon Henderson	26	35	65%	22.75	14%	65%	225	20%	45	
16001M0096	Edward and Debbie G. Mingus	26	35	65%	22.75	14%	65%	225	20%	45	
16001M0097	Howard and Syble Lee Leach	26	35	65%	22.75	14%	65%	225	20%	45	
16001M0098	Daniel Roberts	40	35	65%	22.75	14%	65%	349	20%	70	
16001M0100	Randy and Doloris McKinney	8	35	65%	22.75	14%	65%	68	20%	14	
16001M0101	Irene Flener	89	35	65%	22.75	14%	65%	773	20%	155	
16001M0105	Iris Gail Barks	105	35	65%	22.75	14%	65%	905	20%	181	
16001M0106	Doyle Lee	56	35	65%	22.75	14%	65%	486	20%	97	
16001M0107	Lloyd M. and Carla A. White	172	35	65%	22.75	14%	65%	1,486	20%	297	
16001M0108	Alonzo D. Alexander, Jr	30	35	65%	22.75	14%	65%	263	20%	53	
16001M0109	Johnny and Alisha Cox	47	35	65%	22.75	14%	65%	409	20%	82	
16001M0110	Lonnie Scott and Dana M. Proctor	23	35	65%	22.75	14%	65%	203	20%	41	
16001M0111	Derek C. and Rachel Proctor	23	35	65%	22.75	14%	65%	203	20%	41	
16001M0112	Wanda Moore	48	35	65%	22.75	14%	65%	412	20%	82	
16001M0113	Dennis H. and Janice F. Stewart	20	35	65%	22.75	14%	65%	173	20%	35	
16001M0114	Angela A. Grubb	13	35	65%	22.75	14%	65%	108	20%	22	
16001M0115	Ronald and Eva Givens	18	35	65%	22.75	14%	65%	156	20%	31	
16001M0118	Jo Ann McCoy	50	35	65%	22.75	14%	65%	432	20%	86	
16001M0120	Lost Creek Ventures, LLC	162	35	65%	22.75	14%	65%	1,400	20%	280	
16001M0121	William H. and Loretta Sweatt	63	35	65%	22.75	14%	65%	546	20%	109	
16001M0122	Janice F. Stewart	111	35	65%	22.75	14%	65%	962	20%	192	
16001M0123	Dwight E. and Brenda West	72	35	65%	22.75	14%	65%	627	20%	125	
16001M0124	Derek and Davina Gidcumb	20	35	65%	22.75	14%	65%	174	20%	35	
16001M0125	James C. Speaks	72	35	65%	22.75	14%	65%	627	20%	125	
16001M0126	Sam and Helen Moore	1949	35	65%	22.75	14%	65%	16,853	20%	3,371	
16001M0127	James Robert and Carol Belcher	93	35	65%	22.75	14%	65%	805	20%	161	
16001M0128	Kendall and Jerelene Hatcher	120	35	65%	22.75	14%	65%	1,038	20%	208	

Page: 46 of 53

GLJ Petroleum Consultants

Table 2
Kentucky Reserves Heavy Oil Areas
Resource Parameter - Detail

Lease File Number	Lessor	Net Area (acres)	Gross Thickness	Net to Gross	Net Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Recoverable Resources (mstb)	Recoverable per Acre
16001M0129	Ruby Renfrow	161	35	65%	22.75	14%	65%	1,395	20%	279	
16001M0130	Ronnie V. and Betty Brown	68	35	65%	22.75	14%	65%	592	20%	118	
16001M0131	Bobby D. and Sarah J. White	19	35	65%	22.75	14%	65%	162	20%	32	
16001M0132	Henry R. and Betty J. Phelps	28	35	65%	22.75	14%	65%	243	20%	49	
16001M0133	David M. and Mary E. Lee	21	35	65%	22.75	14%	65%	182	20%	36	
16001M0134	Joseph H. and Deborah Lee	21	35	65%	22.75	14%	65%	182	20%	36	
16001M0135	Robert T. and Jo Ann Lee	21	35	65%	22.75	14%	65%	182	20%	36	
16001M0136	Doris L. Curtis	21	35	65%	22.75	14%	65%	182	20%	36	
16001M0137	Edward and Phyllis Back	113	35	65%	22.75	14%	65%	973	20%	195	
16001M0138	Jason L. and Amanda J. Clark	20	35	65%	22.75	14%	65%	176	20%	35	
16001M0139	Milner Sawmill, Inc.	45	35	65%	22.75	14%	65%	393	20%	79	
16001M0140	James W. and Sarah J. Hiser Trust	151	35	65%	22.75	14%	65%	1,308	20%	262	
16001M0141	Gus and Martha Stephens	48	35	65%	22.75	14%	65%	413	20%	83	
16001M0143	Hershel and Shirley Joyner	9	35	65%	22.75	14%	65%	81	20%	16	
16001M0144	Roland Stephens	6	35	65%	22.75	14%	65%	54	20%	11	
16001M0145	Georgia Runner Young	22	35	65%	22.75	14%	65%	189	20%	38	
16001M0146	Toby and Jessica Basham	14	35	65%	22.75	14%	65%	124	20%	25	
16001M0147	Lloyd M. and Carla A. White	78	35	65%	22.75	14%	65%	670	20%	134	
16001M0148	Stephon S. and Natalie J. Felts	81	35	65%	22.75	14%	65%	703	20%	141	
16001M0149	Samuel C. and Dorothy V. Duke	22	35	65%	22.75	14%	65%	189	20%	38	
16001M0150	Dollie M. Minton	188	35	65%	22.75	14%	65%	1,622	20%	324	
16001M0151	O'Neal and Mary G. Basham	2	35	65%	22.75	14%	65%	16	20%	3	
16001M0153	O'Neal and Mary Lynn Basham	56	35	65%	22.75	14%	65%	486	20%	97	
16001M0154	Gina Lynn Harrod, Ron & Branda Lee Wolf	57	35	65%	22.75	14%	65%	492	20%	98	
16001M0155	Ron and Brenda Lee Wolf	10	35	65%	22.75	14%	65%	86	20%	17	
16001M0156	Bobbie and Karen C. Hooten	362	35	65%	22.75	14%	65%	3,130	20%	626	
16001M0157	Rayburn and Winnie Cardwell	108	35	65%	22.75	14%	65%	930	20%	186	
16001M0158	Jimmy W. and Judy Comer	14	35	65%	22.75	14%	65%	119	20%	24	
16001M0159	James and Dorothy Basham	28	35	65%	22.75	14%	65%	243	20%	49	
16001M0160	Dorothy L. Peay	56	35	65%	22.75	14%	65%	486	20%	97	
16001M0161	Brian James and Jennifer Deskins	16	35	65%	22.75	14%	65%	141	20%	28	
16001M0162	Larry N. and Nancy Rust	13	35	65%	22.75	14%	65%	108	20%	22	
16001M0163	Joe and Zelma Joyner	75	35	65%	22.75	14%	65%	649	20%	130	
16001M0165	Wallace Joiner	138	35	65%	22.75	14%	65%	1,189	20%	238	
16001M0166	Tim and Barbara Embry	48	35	65%	22.75	14%	65%	413	20%	83	
16001M0168	Marvin and Gidget Davis	253	35	65%	22.75	14%	65%	2,191	20%	438	
16001M0169	A. Clayton and Freida Hunt	211	35	65%	22.75	14%	65%	1,827	20%	365	
16001M0170	Robert Lee and Ruth Fay Fields	1134	35	65%	22.75	14%	65%	9,805	20%	1,961	
	Total	**15,310**						**132,401**		**26,480**	**1.7**

Page 47 of 53

GLJ Petroleum Consultants

Table 2
Kentucky Reserves Heavy Oil Areas
Resource Parameter - Detail

Lease File Number	Lessor	Net Area (acres)	Gross Thickness	Net to Gross	Net Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Recoverable Resources (mstb)	Recoverable per Acre
Prospective Resources											
Best Estimate											
16001M0009	Adams, J	46	50	70%	35.00	15%	60%	749	25%	187	**4.1**
16001M0010	Demunbrun, D&J	334	50	70%	35.00	15%	60%	5,437	25%	1,359	
16001M0017	Bratcher,A&J	114	50	70%	35.00	15%	60%	1,863	25%	466	
16001M0021	Martin, R&P	34	50	70%	35.00	15%	60%	555	25%	139	
16001M0023	Elms, R&S	34	50	70%	35.00	15%	60%	560	25%	140	
16001M0029	Chapman, J&S	140	50	70%	35.00	15%	60%	2,281	25%	570	
16001M0038	Stepp, J&M	75	50	70%	35.00	15%	60%	1,222	25%	305	
16001M0047	Counts, G&V	147	50	70%	35.00	15%	60%	2,393	25%	598	
16001M0048	Blanton, J&B	78	50	70%	35.00	15%	60%	1,273	25%	318	
16001M0049	Dalton B. Sr. and Betty Ann White	125	50	70%	35.00	15%	60%	2,036	25%	509	
16001M0077	Lonnie and Debbie White	188	50	70%	35.00	15%	60%	3,055	25%	764	
16001M0078	Larry F. Cooke	117	50	70%	35.00	15%	60%	1,904	25%	476	
16001M0081	Kevin Hatcher	24	50	70%	35.00	15%	60%	389	25%	97	
16001M0082	Joe L. and Theresa A. Willis	156	50	70%	35.00	15%	60%	2,546	25%	636	
16001M0083	Randall D. and Elaine Grubb	21	50	70%	35.00	15%	60%	350	25%	87	
16001M0084	Angela Grubb	21	50	70%	35.00	15%	60%	350	25%	87	
16001M0088	Beulah Skipper	78	50	70%	35.00	15%	60%	1,263	25%	316	
16001M0093	Dewayne L. and Vickie L. Fishburn	91	50	70%	35.00	15%	60%	1,476	25%	369	
16001M0099	James H. and Linda Davenport	66	50	70%	35.00	15%	60%	1,069	25%	267	
16001M0102	Martin Dale and Shawnae Grimes	111	50	70%	35.00	15%	60%	1,802	25%	451	
16001M0103	Jerry R. and Sue E. Hudnall	285	50	70%	35.00	15%	60%	4,643	25%	1,161	
16001M0104	Dennis White	156	50	70%	35.00	15%	60%	2,546	25%	636	
16001M0116	Larry F. Cooke	268	50	70%	35.00	15%	60%	4,373	25%	1,093	
16001M0117	Timothy Ray, Kelly and Larry Cooke	130	50	70%	35.00	15%	60%	2,115	25%	529	
16001M0119	Gregory K. and Rita F. Drake Trust	728	50	70%	35.00	15%	60%	11,862	25%	2,966	
16001M0142	Gus and Martha Stephens	47	50	70%	35.00	15%	60%	764	25%	191	
16001M0152	Dennis White	22	50	70%	35.00	15%	60%	356	25%	89	
16001M0164	Kirkpatrick's Beech Creek Mining Company	2714	50	70%	35.00	15%	60%	44,222	25%	11,056	
16001M0167	Hazel Wiley Clark	174	50	70%	35.00	15%	60%	2,831	25%	708	
16001M0171	Danny and Marquette Grubb	177	50	70%	35.00	15%	60%	2,879	25%	720	
Total		**6,701**						**109,164**		**27,291**	**4.1**
High Estimate											
16001M0009	Adams, J	46	55	75%	41.25	17%	58%	1,050	31%	326	**7.1**
16001M0010	Demunbrun, D&J	334	55	75%	41.25	17%	58%	7,626	31%	2,364	
16001M0017	Bratcher,A&J	114	55	75%	41.25	17%	58%	2,613	31%	810	
16001M0021	Martin, R&P	34	55	75%	41.25	17%	58%	778	31%	241	
16001M0023	Elms, R&S	34	55	75%	41.25	17%	58%	785	31%	243	
16001M0029	Chapman, J&S	140	55	75%	41.25	17%	58%	3,199	31%	992	
16001M0038	Stepp, J&M	75	55	75%	41.25	17%	58%	1,714	31%	531	
16001M0047	Counts, G&V	147	55	75%	41.25	17%	58%	3,356	31%	1,040	
16001M0048	Blanton, J&B	78	55	75%	41.25	17%	58%	1,785	31%	553	
16001M0049	Dalton B. Sr. and Betty Ann White	125	55	75%	41.25	17%	58%	2,856	31%	885	

Page 48 of 53
GLJ Petroleum Consultants

Table 2
Kentucky Reserves Heavy Oil Areas
Resource Parameter - Detail

Lease File Number	Lessor	Net Area (acres)	Gross Thickness	Net to Gross	Net Pay (ft)	Porosity %	Sw %	OOIP (mmstb)	Recovery Factor	Recoverable Resources (mstb)	Recoverable per Acre
16001M0077	Lonnie and Debbie White	188	55	75%	41.25	17%	58%	4,284	31%	1,328	
16001M0078	Larry F. Cooke	117	55	75%	41.25	17%	58%	2,671	31%	828	
16001M0081	Kevin Hatcher	24	55	75%	41.25	17%	58%	545	31%	169	
16001M0082	Joe L. and Theresa A. Willis	156	55	75%	41.25	17%	58%	3,570	31%	1,107	
16001M0083	Randall D. and Elaine Grubb	21	55	75%	41.25	17%	58%	491	31%	152	
16001M0084	Angela Grubb	21	55	75%	41.25	17%	58%	491	31%	152	
16001M0088	Beulah Skipper	78	55	75%	41.25	17%	58%	1,771	31%	549	
16001M0093	Dewayne L. and Vickie L. Fishburn	91	55	75%	41.25	17%	58%	2,071	31%	642	
16001M0099	James H. and Linda Davenport	66	55	75%	41.25	17%	58%	1,499	31%	465	
16001M0102	Martin Dale and Shawnae Grimes	111	55	75%	41.25	17%	58%	2,528	31%	784	
16001M0103	Jerry R. and Sue E. Hudnall	285	55	75%	41.25	17%	58%	6,512	31%	2,019	
16001M0104	Dennis White	156	55	75%	41.25	17%	58%	3,570	31%	1,107	
16001M0116	Larry F. Cooke	268	55	75%	41.25	17%	58%	6,134	31%	1,901	
16001M0117	Timothy Ray, Kelly and Larry Cooke	130	55	75%	41.25	17%	58%	2,967	31%	920	
16001M0119	Gregory K. and Rita F. Drake Trust	728	55	75%	41.25	17%	58%	16,637	31%	5,158	
16001M0142	Gus and Martha Stephens	47	55	75%	41.25	17%	58%	1,071	31%	332	
16001M0152	Dennis White	22	55	75%	41.25	17%	58%	500	31%	155	
16001M0164	Kirkpatrick's Beech Creek Mining Company	2714	55	75%	41.25	17%	58%	62,021	31%	19,227	
16001M0167	Hazel Wiley Clark	174	55	75%	41.25	17%	58%	3,970	31%	1,231	
16001M0171	Danny and Marquette Grubb	177	55	75%	41.25	17%	58%	4,038	31%	1,252	
Total		**6,701**						**153,102**	**31%**	**47,462**	**7.1**

Total Lease Lands **22,010 acres**

Page 40 of 53

GLJ Petroleum Consultants

Page: 50 of 53

APPENDIX

CERTIFICATES OF QUALIFICATION

Jodi L. Anhorn
Mirek Zaoral
Trisha S. MacDonald

GLJ Petroleum Consultants

Page: 51 of 53

CERTIFICATION OF QUALIFICATION

I, Jodi L. Anhorn, Professional Engineer, 4100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am an employee of GLJ Petroleum Consultants Ltd., which company did prepare a reserves and resources study of certain U.S. properties of MegaWest Energy Corp. The effective date of this evaluation is December 31, 2007.

2.	That I do not have, nor do I expect to receive any direct or indirect interest in the securities of MegaWest Energy Corp. or its affiliated companies.

3.

That I attended the University of Calgary and that I graduated with a Master of Science Degree in Chemical and Petroleum Engineering in 1992; that I am a Registered Professional Engineer in the Province of Alberta; and that I have in excess of fifteen years experience in engineering studies relating to Western Canadian and International oil and gas fields.

4.

That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of MegaWest Energy Corp., and the appropriate provincial regulatory authorities.

       ORIGINALLY SIGNED BY
Jodi L. Anhorn, M.Sc., P. Eng.

GLJ Petroleum Consultants

Page: 52 of 53

CERTIFICATION OF QUALIFICATION

I, Mirek Zaoral, Professional Geologist, c/o 4100, 400 – 3rd Avenue S.W. Calgary, Alberta, Canada hereby certify:

1.

That I am an employee of GLJ Petroleum Consultants Ltd., which company did prepare a reserves and resources study of certain U.S. properties of MegaWest Energy Corp. The effective date of this evaluation is December 31, 2007.

2.	That I do not have, nor do I expect to receive any direct or indirect interest in the securities of MegaWest Energy Corp. or its affiliated companies.

3.

That I attended the University of Calgary and that I graduated in 1977 with a Bachelor of Science Degree with honours in Geology; that I am a registered Professional Geologist in the Province of Alberta; and, that I have in excess of thirty years experience in geological studies relating to Western Canadian oil and gas fields.

4.

That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of MegaWest Energy Corp., and the appropriate provincial regulatory authorities.

       ORIGINALLY SIGNED BY
Mirek Zaoral, P. Geol.

GLJ Petroleum Consultants

Page: 53 of 53

CERTIFICATION OF QUALIFICATION

I, Trisha S. MacDonald, Professional Engineer, 4100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am an employee of GLJ Petroleum Consultants Ltd., which company did prepare a reserves and resources study of certain U.S. properties of MegaWest Energy Corp. The effective date of this evaluation is December 31, 2007.

2.	That I do not have, nor do I expect to receive any direct or indirect interest in the securities of MegaWest Energy Corp. or its affiliated companies.

3.

That I attended the University of Calgary where I graduated with a Bachelor of Science Degree in Oil and Gas Engineering in 2004; that I am a Registered Professional Engineer in the Province of Alberta; and, that I have in excess of four years of experience in engineering studies relating to Canadian and International oil and gas fields.

4.

That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of MegaWest Energy Corp., and the appropriate provincial regulatory authorities.

       ORIGINALLY SIGNED BY
Trisha S. MacDonald, P. Eng.

GLJ Petroleum Consultants